Exhibit 99.1

                                                               MORGAN STANLEY
                                                                3,101 records
OC Pool                                                Balance: 1,053,065,830
==============================================================================

------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
Geographic                       of              Balance           Total        Weighted        Weighted       Original
Distribution               Mortgage        of Collateral         Current         Average         Average        Subject
by City                       Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
HILTON HEAD ISLAND               91        55,400,645.74            5.26           4.930             730          62.83
LOS ANGELES                      55        31,990,560.34            3.04           5.755             714          68.43
SAN JOSE                         35        17,415,464.70            1.65           5.681             703          73.75
SAN DIEGO                        37        16,848,429.72            1.60           5.687             714          72.21
LAS VEGAS                        54        15,753,436.34            1.50           6.122             695          76.95
CHICAGO                          59        13,792,052.69            1.31           5.646             703          77.80
SAN FRANCISCO                    16        10,485,693.87            1.00           5.548             724          72.04
SACRAMENTO                       33         9,452,339.47            0.90           5.816             715          76.21
BLUFFTON                         26         9,159,566.29            0.87           4.672             713          61.94
PHOENIX                          28         7,087,477.56            0.67           5.792             717          75.42
Other                         2,667       865,680,163.49           82.21           5.689             708          72.76
------------------------------------------------------------------------------------------------------------------------
Total:                        3,101     1,053,065,830.21          100.00           5.648             709          72.19
------------------------------------------------------------------------------------------------------------------------

===============================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===============================================================================

Aug 23, 2005 11:17                                                 Page 1 of 1

                                                               MORGAN STANLEY
                                                                  333 records
OC Pool; Investor Occupancy                              Balance: 111,534,791
==============================================================================


-------------------------------------------------------------------------------
Summary Stats
-------------------------------------------------------------------------------

Number of Mortgage Loans:  333
Total Current Balance:  111,534,791.14
Maximum Balance:  2,600,000.00
Minimum Balance:  32,749.91
Average Current Balance:  334,939.31
1st Liens:  100.00
Wtd. Avg. Coupon:  5.797
Maximum Coupon:  9.375
Minimum Coupon:  3.125
Wtd. Avg. Original Term:  357
Max. Original Term:  360
Min. Original Term:  180
Wtd. Avg. Stated Remaining Term:  353
Max. Stated Remaining Term:  359
Min. Stated Remaining Term:  168
% Fully Amortizing Loans:  28.03
% Interest Only:  71.97
% Adjustable Rate Mortgage Loans: 71.26
% Fixed Rate Mortgage Loans:  28.74
Wtd Avg Gross Margin:  2.851
Highest Gross Margin:  6.750
Lowest Gross Margin:  1.500
Wtd. Avg. Maximum Rate:  11.556
Highest Maximum Rate:  18.500
Lowest Maximum Rate:  9.125
Wtd. Avg. Minimum Rate:  2.987
Highest Minimum Rate:  8.700
Lowest Minimum Rate:  1.500
Wtd. Avg. Initial Periodic Cap:  2.346
Highest Initial Periodic Cap:  6.000
Lowest Initial Periodic Cap:  1.000
Wtd. Avg. Subsequent Periodic Cap:  1.328
Highest Subsequent Periodic Cap:  6.000
Lowest Subsequent Periodic Cap:  1.000
Wtd. Avg. Original LTV:  69.12
Highest LTV:  100.000
Lowest LTV:  20.580
Wtd. Avg. FICO Score:  723
Highest FICO:  814
Lowest FICO:  634
Top 5 States:  SC(32.20%),CA(29.44%),FL(6.89%),NY(4.44%),NJ(2.22%)
-------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Product Type                  Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
1 Month Arms                      3           747,027.95            0.67           5.525             706          79.34
1 Month Arms - IO 10 Yrs          3         1,391,869.38            1.25           5.575             771          76.72
1 Year Arms                      16         6,206,984.06            5.57           4.480             735          75.70
1 Year Arms - IO 10 Yrs           6         1,140,932.53            1.02           6.129             691          80.00
15 Yr Fixed                       4           380,657.01            0.34           7.323             677          84.97
2 Yr Arms                        46         7,833,037.61            7.02           6.839             712          78.04
2 Yr Arms - IO 10 Yrs             2           445,150.00            0.40           6.076             686          67.73
2 Yr Arms - IO 2 Yrs              5           816,420.00            0.73           6.703             710          72.95
2 Yr Arms - IO 5 Yrs              3           619,920.00            0.56           8.306             740          80.00
3 Yr Arms - IO 10 Yrs             2           643,800.00            0.58           6.940             717          75.92
3 Yr Arms - IO 3 Yrs              6         3,208,999.00            2.88           5.870             720          68.06
3 Yr Arms - IO 5 Yrs              1           213,500.00            0.19           7.875             715          70.00
30 Yr Fixed                      47        12,325,742.39           11.05           6.669             715          69.34
30 Yr Fixed - IO 10 Yrs          50        19,346,382.41           17.35           6.386             716          67.26
5 Yr Arms                        10         1,872,585.38            1.68           6.741             733          80.58
5 Yr Arms - IO 10 Yrs            17         3,966,989.37            3.56           6.115             710          76.09
5 Yr Arms - IO 5 Yrs              7         2,244,250.00            2.01           6.021             716          68.33
6 Month Arms                      6         1,385,101.27            1.24           6.045             691          73.30
6 Month Arms - IO 10 Yrs         91        44,681,142.55           40.06           5.096             730          64.74
6 Month Arms - IO 5 Yrs           1           220,000.00            0.20           7.875             657          80.00
7 Yr Arms                         1           508,982.04            0.46           6.000             781          75.00
7 Yr Arms - IO 7 Yrs              6         1,335,318.19            1.20           6.197             725          78.75
------------------------------------------------------------------------------------------------------------------------
Total:                          333       111,534,791.14          100.00           5.797             723          69.12
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Index Type                    Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
Fixed Rate                      101        32,052,781.81           28.74           6.506             715          68.27
Treasury 1 Year                   5         2,113,413.93            1.89           4.490             753          73.47
Libor 1 Month                     6         2,138,897.33            1.92           5.557             749          77.63
Libor 6 Month                   183        64,488,439.58           57.82           5.553             726          67.92
Libor 1 Year                     38        10,741,258.49            9.63           5.456             717          76.29
------------------------------------------------------------------------------------------------------------------------
Total:                          333       111,534,791.14          100.00           5.797             723          69.12
------------------------------------------------------------------------------------------------------------------------


===============================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Aug 23, 2005 11:28                                                 Page 1 of 6

                                                               MORGAN STANLEY
                                                                  333 records
OC Pool; Investor Occupancy                              Balance: 111,534,791;
==============================================================================


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
Current Mortgage Loan      Mortgage        of Collateral         Current         Average         Average        Subject
Principal Balance ($)         Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                45         3,486,899.43            3.13           6.732             716          76.60
100,000.01 - 200,000.00         106        15,827,929.95           14.19           6.201             718          74.45
200,000.01 - 300,000.00          56        13,827,951.92           12.40           5.956             721          75.82
300,000.01 - 400,000.00          32        11,375,082.24           10.20           5.696             719          69.68
400,000.01 - 500,000.00          38        17,020,932.78           15.26           6.054             714          72.98
500,000.01 - 600,000.00          15         8,227,808.33            7.38           5.797             727          66.36
600,000.01 - 700,000.00          11         7,163,936.70            6.42           5.788             745          71.07
700,000.01 - 800,000.00          10         7,619,758.10            6.83           5.864             688          59.93
800,000.01 - 900,000.00           5         4,316,250.00            3.87           5.122             727          66.82
900,000.01 - 1,000,000.00         6         5,998,850.00            5.38           5.021             740          57.82
1,000,000.01 - 1,500,000.00       3         4,209,391.69            3.77           5.393             739          69.81
1,500,000.01 >=                   6        12,460,000.00           11.17           5.300             739          59.37
------------------------------------------------------------------------------------------------------------------------
Total:                          333       111,534,791.14          100.00           5.797             723          69.12
------------------------------------------------------------------------------------------------------------------------
Minimum:  32,749.91
Maximum:  2,600,000.00
Average:  334,939.31
Total:  111,534,791.14
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
Remaining Term             Mortgage        of Collateral         Current         Average         Average        Subject
to Stated Maturity            Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
121 - 240                         5           468,297.17            0.42           7.169             677          87.78
241 - 360                       328       111,066,493.97           99.58           5.792             723          69.04
------------------------------------------------------------------------------------------------------------------------
Total:                          333       111,534,791.14          100.00           5.797             723          69.12
------------------------------------------------------------------------------------------------------------------------
Minimum:  168
Maximum:  359
Weighted Average:  353
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Original Term to Maturity     Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
121 - 240                         5           468,297.17            0.42           7.169             677          87.78
241 - 360                       328       111,066,493.97           99.58           5.792             723          69.04
------------------------------------------------------------------------------------------------------------------------
Total:                          333       111,534,791.14          100.00           5.797             723          69.12
------------------------------------------------------------------------------------------------------------------------
Minimum:  180
Maximum:  360
Weighted Average:  356.8
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Mortgage Rates (%)            Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                     1           227,636.68            0.20           3.125             790          80.00
3.501 - 4.000                    10         3,260,996.80            2.92           3.906             734          72.07
4.001 - 4.500                    18         9,395,465.58            8.42           4.375             729          60.85
4.501 - 5.000                    32        16,065,983.15           14.40           4.842             732          63.87
5.001 - 5.500                    45        20,510,902.66           18.39           5.387             721          66.00
5.501 - 6.000                    58        21,393,638.39           19.18           5.849             737          68.12
6.001 - 6.500                    62        16,409,802.21           14.71           6.329             713          69.93
6.501 - 7.000                    49        10,390,766.69            9.32           6.827             714          78.16
7.001 - 7.500                    41        10,686,340.61            9.58           7.304             702          77.54
7.501 - 8.000                    11         2,092,973.71            1.88           7.787             692          80.23
8.001 - 8.500                     2           306,755.99            0.28           8.125             744          77.39
8.501 - 9.000                     3           699,623.97            0.63           8.815             702          85.71
9.001 - 9.500                     1            93,904.70            0.08           9.375             667          80.00
------------------------------------------------------------------------------------------------------------------------
Total:                          333       111,534,791.14          100.00           5.797             723          69.12
------------------------------------------------------------------------------------------------------------------------
Minimum:  3.125%
Maximum:  9.375%
Weighted Average:  5.797%
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
Original                   Mortgage        of Collateral         Current         Average         Average        Subject
Loan-to-Value Ratio (%)       Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
<= 30.00                          4           332,559.67            0.30           5.830             752          26.89
35.01 - 40.00                     1           223,370.44            0.20           5.875             774          35.43
40.01 - 45.00                     2           899,802.98            0.81           5.900             730          42.33
45.01 - 50.00                     6         4,581,214.34            4.11           5.627             713          48.87
50.01 - 55.00                     6         5,003,372.20            4.49           4.996             726          52.61
55.01 - 60.00                    21        11,690,155.28           10.48           5.152             730          58.14
60.01 - 65.00                    67        32,892,439.42           29.49           5.364             728          64.65
65.01 - 70.00                    36         9,478,892.35            8.50           5.903             720          69.32
70.01 - 75.00                    27         9,727,217.22            8.72           6.092             709          74.17
75.01 - 80.00                   139        31,508,975.31           28.25           6.377             720          79.78
80.01 - 85.00                     2           594,753.13            0.53           6.732             712          85.00
85.01 - 90.00                    17         3,707,547.02            3.32           6.826             725          89.65
90.01 - 95.00                     3           712,123.66            0.64           5.591             702          95.00
95.01 - 100.00                    2           182,368.12            0.16           6.500             705         100.00
------------------------------------------------------------------------------------------------------------------------
Total:                          333       111,534,791.14          100.00           5.797             723          69.12
------------------------------------------------------------------------------------------------------------------------
Minimum:  20.58%
Maximum:  100.00%
Weighted Average by Current Balance:  69.12%
------------------------------------------------------------------------------------------------------------------------


===============================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Aug 23, 2005 11:28                                                 Page 2 of 6

                                                               MORGAN STANLEY
                                                                  333 records
OC Pool; Investor Occupancy                              Balance: 111,534,791
==============================================================================


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
FICO                       Mortgage        of Collateral         Current         Average         Average        Subject
Score                         Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
626 - 650                        18         4,636,960.57            4.16           6.972             642          74.00
651 - 675                        36        11,720,976.83           10.51           5.816             669          66.64
676 - 700                        66        19,987,852.31           17.92           6.013             689          72.68
701 - 725                        75        28,168,022.98           25.25           5.695             714          66.71
726 - 750                        57        15,646,637.22           14.03           5.850             737          71.61
751 - 775                        41        17,955,337.90           16.10           5.548             766          66.65
776 - 800                        34        10,631,521.75            9.53           5.482             787          71.13
801 - 825                         6         2,787,481.58            2.50           5.775             807          64.67
------------------------------------------------------------------------------------------------------------------------
Total:                          333       111,534,791.14          100.00           5.797             723          69.12
------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  634
Maximum:  814
Non-Zero Weighted Average:  723
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
Geographic                       of              Balance           Total        Weighted        Weighted       Original
Distribution               Mortgage        of Collateral         Current         Average         Average        Subject
by State                      Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
South Carolina                   69        35,918,152.48           32.20           4.968             729          62.43
California                       76        32,835,832.73           29.44           6.014             718          65.86
Florida                          27         7,685,288.60            6.89           5.930             706          75.98
New York                          9         4,957,483.96            4.44           6.363             726          76.72
New Jersey                        8         2,481,385.86            2.22           6.806             715          78.65
Georgia                          15         2,265,146.41            2.03           5.886             739          78.92
Virginia                          8         2,120,813.02            1.90           6.684             698          81.13
Nevada                            7         2,106,140.21            1.89           5.525             754          68.11
Arizona                          12         1,944,950.99            1.74           6.659             708          79.29
Massachusetts                     8         1,890,049.77            1.69           5.684             726          66.83
Other                            94        17,329,547.11           15.54           6.571             725          79.06
------------------------------------------------------------------------------------------------------------------------
Total:                          333       111,534,791.14          100.00           5.797             723          69.12
------------------------------------------------------------------------------------------------------------------------
Number of States Represented:  31
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Occupancy                     Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
Investment                      333       111,534,791.14          100.00           5.797             723          69.12
------------------------------------------------------------------------------------------------------------------------
Total:                          333       111,534,791.14          100.00           5.797             723          69.12
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Documentation Level           Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
No Ratio                         81        34,413,993.66           30.85           5.539             715          66.02
Full/Alt                        116        33,493,486.52           30.03           5.460             734          70.72
Limited                         100        33,123,927.36           29.70           6.186             717          71.03
No Documentation                 30         8,085,383.60            7.25           6.616             734          69.50
SI/SA                             6         2,418,000.00            2.17           6.093             715          63.70
------------------------------------------------------------------------------------------------------------------------
Total:                          333       111,534,791.14          100.00           5.797             723          69.12
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Purpose                       Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
Purchase                        222        63,750,248.14           57.16           5.852             727          72.65
Refinance - Cashout              79        35,136,115.55           31.50           5.888             721          64.89
Refinance - Rate Term            32        12,648,427.45           11.34           5.275             709          63.11
------------------------------------------------------------------------------------------------------------------------
Total:                          333       111,534,791.14          100.00           5.797             723          69.12
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Property Type                 Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
Single Family Residence         148        46,376,895.49           41.58           5.929             722          69.73
Planned Unit Development         65        25,964,360.47           23.28           5.416             726          66.80
Condominium                      50        15,042,006.69           13.49           5.269             731          69.01
2 Family                         32        12,312,580.13           11.04           6.117             707          69.80
3 Family                         16         5,936,209.61            5.32           6.086             719          67.26
4 Family                         20         5,643,349.34            5.06           6.836             728          75.67
Condo-Hotel                       1           199,493.02            0.18           6.875             770          66.23
Co-op                             1            59,896.39            0.05           6.750             761          67.42
------------------------------------------------------------------------------------------------------------------------
Total:                          333       111,534,791.14          100.00           5.797             723          69.12
------------------------------------------------------------------------------------------------------------------------


===============================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Aug 23, 2005 11:28                                                 Page 3 of 6

                                                               MORGAN STANLEY
                                                                  333 records
OC Pool; Investor Occupancy                               Balance: 111,534,791
==============================================================================


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Prepayment Penalty Term       Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
0                               172        69,644,428.49           62.44           5.439             724          67.04
4                                 1           343,861.94            0.31           5.500             697          75.00
6                                 1           164,201.78            0.15           6.500             712          70.00
12                               20         4,696,189.66            4.21           6.580             722          80.01
24                               33         7,796,937.23            6.99           6.844             728          73.85
36                               61        18,437,330.02           16.53           6.218             719          69.40
48                                2           645,452.16            0.58           7.055             757          87.21
60                               43         9,806,389.86            8.79           6.264             713          72.99
------------------------------------------------------------------------------------------------------------------------
Total:                          333       111,534,791.14          100.00           5.797             723          69.12
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Conforming                    Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
Non-Conforming Balance           99        68,309,921.62           61.25           5.606             725          65.95
Conforming Balance              234        43,224,869.52           38.75           6.100             719          74.13
------------------------------------------------------------------------------------------------------------------------
Total:                          333       111,534,791.14          100.00           5.797             723          69.12
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
Mamimum                    Mortgage        of Collateral         Current         Average         Average        Subject
Mortgage Rates (%)            Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500                     1           227,636.68            0.29           3.125             790          80.00
9.501 - 10.000                   11         3,607,932.20            4.54           4.288             733          72.45
10.001 - 10.500                  17         7,126,219.04            8.97           4.634             711          61.53
10.501 - 11.000                  37        16,091,848.48           20.25           4.898             736          65.38
11.001 - 11.500                  41        16,021,187.61           20.16           5.460             715          67.43
11.501 - 12.000                  58        22,337,105.48           28.10           5.627             738          70.43
12.001 - 12.500                  26         6,123,788.12            7.70           6.780             714          78.82
12.501 - 13.000                  16         3,118,707.34            3.92           6.715             707          78.75
13.001 - 13.500                  10         2,191,297.66            2.76           6.766             727          77.06
13.501 - 14.000                   5           775,443.73            0.98           7.690             691          76.13
14.001 - 14.500                   3           711,174.38            0.89           7.608             736          80.00
14.501 - 15.000                   1           216,000.00            0.27           8.750             712          80.00
15.501 - 16.000                   1            83,802.55            0.11           8.700             645          80.00
16.001 - 16.500                   1            93,904.70            0.12           9.375             667          80.00
17.501 - 18.000                   1           209,570.75            0.26           5.875             688          70.00
18.001 - 18.500                   3           546,390.61            0.69           6.413             692          70.00
------------------------------------------------------------------------------------------------------------------------
Total:                          232        79,482,009.33          100.00           5.512             726          69.46
------------------------------------------------------------------------------------------------------------------------
Minimum:  9.125%
Maximum:  18.500%
Weighted Average:  11.556%
------------------------------------------------------------------------------------------------------------------------


===============================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Aug 23, 2005 11:28                                                 Page 4 of 6

                                                               MORGAN STANLEY
                                                                  333 records
OC Pool; Investor Occupancy                              Balance: 111,534,791
==============================================================================


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
Minimum                    Mortgage        of Collateral         Current         Average         Average        Subject
Mortgage Rates (%)            Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
1.001 - 1.500                     1           181,350.00            0.23           3.875             678          65.00
1.501 - 2.000                     7         4,520,025.00            5.69           4.459             738          58.53
2.001 - 2.500                    92        37,954,976.56           47.75           5.440             729          69.97
2.501 - 3.000                    45        19,575,562.74           24.63           4.986             726          64.95
3.001 - 3.500                    17         3,671,547.31            4.62           6.175             713          79.97
3.501 - 4.000                     5         1,071,876.41            1.35           5.776             722          75.13
4.001 - 4.500                     5           726,586.03            0.91           5.995             688          79.76
4.501 - 5.000                    36         6,370,803.26            8.02           6.690             717          75.27
5.001 - 5.500                     6           949,593.51            1.19           7.182             746          80.00
5.501 - 6.000                     7         2,520,365.94            3.17           6.234             713          70.91
6.001 - 6.500                     3           645,676.29            0.81           6.820             705          78.69
6.501 - 7.000                     2           156,423.73            0.20           6.785             694          74.46
7.501 - 8.000                     3           613,500.00            0.77           7.912             705          76.52
8.001 - 8.500                     1           223,920.00            0.28           8.125             759          80.00
8.501 - 9.000                     2           299,802.55            0.38           8.736             693          80.00
------------------------------------------------------------------------------------------------------------------------
Total:                          232        79,482,009.33          100.00           5.512             726          69.46
------------------------------------------------------------------------------------------------------------------------
Minimum: 9.125%
Maximum: 18.500%
Weighted Average: 11.556%
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Gross Margin (%)              Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
1.001 - 1.500                     1           181,350.00            0.23           3.875             678          65.00
1.501 - 2.000                     7         4,520,025.00            5.69           4.459             738          58.53
2.001 - 2.500                    93        39,449,976.56           49.63           5.457             729          69.78
2.501 - 3.000                    46        19,677,962.74           24.76           4.989             726          65.02
3.001 - 3.500                    17         3,671,547.31            4.62           6.175             713          79.97
3.501 - 4.000                    10         2,125,296.41            2.67           6.942             720          76.54
4.001 - 4.500                     6           830,036.32            1.04           6.099             690          78.77
4.501 - 5.000                    37         6,424,826.99            8.08           6.691             716          75.17
5.001 - 5.500                     6           949,593.51            1.19           7.182             746          80.00
5.501 - 6.000                     6         1,025,365.94            1.29           6.757             698          79.54
6.001 - 6.500                     1           439,826.00            0.55           7.125             697          80.00
6.501 - 7.000                     2           186,202.55            0.23           7.628             686          80.00
------------------------------------------------------------------------------------------------------------------------
Total:                          232        79,482,009.33          100.00           5.512             726          69.46
------------------------------------------------------------------------------------------------------------------------
Minimum: 1.500%
Maximum: 6.750%
Weighted Average: 2.851%
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
Months to Next             Mortgage        of Collateral         Current         Average         Average        Subject
Rate Adjustment               Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
0 - 5                            94        38,621,310.35           48.59           5.241             733          67.33
6 - 11                           31        16,973,166.45           21.35           4.796             722          66.35
12 - 17                           1           178,580.94            0.22           3.625             761          70.00
18 - 23                          56         9,714,527.61           12.22           6.886             712          77.26
24 - 29                           1           550,000.00            0.69           6.000             746          73.33
30 - 35                           8         3,516,299.00            4.42           6.168             715          68.79
48 - 53                           2           477,814.37            0.60           5.403             678          76.86
54 - 59                          32         7,606,010.38            9.57           6.286             719          74.86
78 - 83                           7         1,844,300.23            2.32           6.142             740          77.71
------------------------------------------------------------------------------------------------------------------------
Total:                          232        79,482,009.33          100.00           5.512             726          69.46
------------------------------------------------------------------------------------------------------------------------
Minimum:  1
Maximum:  82
Weighted Average:  15
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Initial Periodic Cap (%)      Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
Uncapped                          9            5,351,375.00     6.73           4.550         744        61.10
0.501 - 1.000                    87           41,181,626.82    51.81           5.228         729        65.95
1.001 - 2.000                    21            7,169,335.65     9.02           4.764         727        76.53
2.001 - 3.000                    62           11,004,936.13    13.85           6.779         714        76.33
3.001 - 4.000                     1              118,800.00     0.15           6.125         795        80.00
4.001 - 5.000                    14            2,897,950.67     3.65           6.261         734        77.86
5.001 - 6.000                    38           11,757,985.06    14.79           6.023         713        72.68
------------------------------------------------------------------------------------------------------------------------
Total:                          232         79,482,009.33     100.00           5.512         726        69.46
------------------------------------------------------------------------------------------------------------------------
Minimum:  1.000%
Maximum:  6.000%
Weighted Average:  2.346%
------------------------------------------------------------------------------------------------------------------------

===============================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Aug 23, 2005 11:28                                                 Page 5 of 6

                                                               MORGAN STANLEY
                                                                  333 records
OC Pool; Investor Occupancy                              Balance: 111,534,791
==============================================================================


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Periodic Cap (%)              Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
Uncapped                          9         5,351,375.00            6.73           4.550             744          61.10
0.501 - 1.000                   161        55,191,622.58           69.44           5.598             727          68.53
1.001 - 2.000                    55        17,452,791.48           21.96           5.533             719          74.61
2.001 - 3.000                     1           178,580.94            0.22           3.625             761          70.00
5.001 - 6.000                     6         1,307,639.33            1.65           5.798             703          74.22
------------------------------------------------------------------------------------------------------------------------
Total:                          232        79,482,009.33          100.00           5.512             726          69.46
------------------------------------------------------------------------------------------------------------------------
Minimum:  1.000%
Maximum:  6.000%
Weighted Average:  1.328%
------------------------------------------------------------------------------------------------------------------------


===============================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Aug 23, 2005 11:28                                                 Page 6 of 6

                                                                MORGAN STANLEY
                                                                 1,845 records
OC Pool; IO Loans                                         Balance: 692,275,022
===============================================================================


------------------------------------------------------------------------------
Summary Stats
------------------------------------------------------------------------------
Number of Mortgage Loans:  1,845
Total Current Balance:  692,275,021.96
Maximum Balance:  2,600,000.00
Minimum Balance:  46,500.00
Average Current Balance:  375,216.81
1st Liens:  100.00
Wtd. Avg. Coupon:  5.633
Maximum Coupon:  10.250
Minimum Coupon:  2.875
Wtd. Avg. Original Term:  358
Max. Original Term:  360
Min. Original Term:  300
Wtd. Avg. Stated Remaining Term: 355
Max. Stated Remaining Term:  360
Min. Stated Remaining Term: 293
% Fully Amortizing Loans:  0.00
% Interest Only:  100.00
% Adjustable Rate Mortgage Loans:  65.46
% Fixed Rate Mortgage Loans:  34.54
Wtd Avg Gross Margin:  2.854
Highest Gross Margin:  7.500
Lowest Gross Margin:  1.375
Wtd. Avg. Maximum Rate:  11.897
Highest Maximum Rate:  18.750
Lowest Maximum Rate:  8.875
Wtd. Avg. Minimum Rate:  2.977
Highest Minimum Rate:  8.625
Lowest Minimum Rate:  1.375
Wtd. Avg. Initial Periodic Cap: 2.701
Highest Initial Periodic Cap:  7.125
Lowest Initial Periodic Cap: 1.000
Wtd. Avg. Subsequent Periodic Cap:  1.365
Highest Subsequent Periodic Cap:  6.000
Lowest Subsequent Periodic Cap:  1.000
Wtd. Avg. Original LTV:  72.43
Highest LTV:  100.000
Lowest LTV:  25.880
Wtd. Avg. FICO Score:  710
Highest FICO:  819
Lowest FICO:  536
Top 5 States:  CA(47.43%),SC(10.74%),FL(4.85%),VA(4.25%),AZ(3.34%)
------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Product Type                  Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
1 Month Arms - IO 10 Yrs         36        18,007,658.70            2.60           5.111             713          75.45
1 Year Arms - IO 1 Yr             2           743,499.96            0.11           5.149             659          75.82
1 Year Arms - IO 10 Yrs         127        37,391,284.75            5.40           5.554             711          78.10
10 Yr Arms - IO 10 Yrs            2         1,301,600.00            0.19           5.645             739          59.39
2 Yr Arms - IO 10 Yrs            41        10,639,531.22            1.54           6.271             700          78.41
2 Yr Arms - IO 2 Yrs            358        90,106,547.42           13.02           6.022             691          79.49
2 Yr Arms - IO 5 Yrs             26         6,001,293.17            0.87           6.521             684          79.26
3 Yr Arms - IO 10 Yrs             9         2,934,764.13            0.42           6.093             731          75.64
3 Yr Arms - IO 2 Yrs              1           187,200.00            0.03           6.300             658          80.00
3 Yr Arms - IO 3 Yrs             55        21,223,845.83            3.07           5.823             711          76.44
3 Yr Arms - IO 5 Yrs              2           363,500.00            0.05           7.308             709          53.54
30 Yr Fixed - IO 10 Yrs         540       237,337,257.74           34.28           6.253             706          70.21
30 Yr Fixed - IO 5 Yrs           10         1,798,934.57            0.26           6.429             689          76.86
5 Yr Arms - IO 10 Yrs            53        20,943,639.79            3.03           6.377             706          72.30
5 Yr Arms - IO 5 Yrs             74        28,140,095.28            4.06           5.957             698          74.81
6 Month Arms - IO 10 Yrs        341       147,764,154.66           21.34           4.879             721          68.67
6 Month Arms - IO 5 Yrs         143        60,150,985.39            8.69           3.906             738          70.78
7 Yr Arms - IO 10 Yrs             3           859,600.00            0.12           5.870             711          71.38
7 Yr Arms - IO 7 Yrs             22         6,379,629.35            0.92           5.821             722          76.57
------------------------------------------------------------------------------------------------------------------------
Total:                        1,845       692,275,021.96          100.00           5.633             710          72.43
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Index Type                    Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
Fixed Rate                      550       239,136,192.31           34.54           6.254             706          70.26
Libor - 1 Month                  36        18,007,658.70            2.60           5.111             713          75.45
Libor - 6 Month               1,019       353,031,095.62           51.00           5.215             714          72.65
Libor - 1 Year                  240        82,100,075.33           11.86           5.737             708          77.13
------------------------------------------------------------------------------------------------------------------------
Total:                        1,845       692,275,021.96          100.00           5.633             710          72.43
------------------------------------------------------------------------------------------------------------------------


==============================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
==============================================================================
Aug 23, 2005 11:28                                                 Page 1 of 6

                                                                MORGAN STANLEY
                                                                 1,845 records
OC Pool; IO Loans                                         Balance: 692,275,022
===============================================================================

------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
Current Mortgage Loan      Mortgage        of Collateral         Current         Average         Average        Subject
Principal Balance ($)         Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                96         7,892,885.58            1.14           6.300             690          75.92
100,000.01 - 200,000.00         401        60,970,387.31            8.81           5.945             701          76.47
200,000.01 - 300,000.00         396        99,567,503.44           14.38           5.662             702          76.84
300,000.01 - 400,000.00         317       111,999,101.07           16.18           5.587             705          75.94
400,000.01 - 500,000.00         261       117,326,707.80           16.95           5.639             709          74.91
500,000.01 - 600,000.00         141        77,107,952.71           11.14           5.579             715          73.68
600,000.01 - 700,000.00          68        43,910,381.82            6.34           5.364             728          70.91
700,000.01 - 800,000.00          43        32,204,104.91            4.65           5.659             712          69.46
800,000.01 - 900,000.00          34        29,024,900.00            4.19           5.606             716          68.49
900,000.01 - 1,000,000.00        45        44,140,538.32            6.38           5.493             717          63.27
1,000,000.01 - 1,500,000.00      29        39,860,779.00            5.76           5.837             714          62.56
1,500,000.01 >=                  14        28,269,780.00            4.08           5.325             721          57.51
------------------------------------------------------------------------------------------------------------------------
Total:                        1,845       692,275,021.96          100.00           5.633             710          72.43
------------------------------------------------------------------------------------------------------------------------
Minimum:  46,500.00
Maximum:  2,600,000.00
Average:  375,216.81
Total:  692,275,021.96
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
Remaining Term             Mortgage        of Collateral         Current         Average         Average        Subject
to Stated Maturity            Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
241 - 360                     1,845       692,275,021.96          100.00           5.633             710          72.43
------------------------------------------------------------------------------------------------------------------------
Total:                        1,845       692,275,021.96          100.00           5.633             710          72.43
------------------------------------------------------------------------------------------------------------------------
Minimum:  293
Maximum:  360
Weighted Average:  355
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Original Term to Maturity     Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
241 - 360                     1,845       692,275,021.96          100.00           5.633             710          72.43
------------------------------------------------------------------------------------------------------------------------
Total:                        1,845       692,275,021.96          100.00           5.633             710          72.43
------------------------------------------------------------------------------------------------------------------------
Minimum:  300
Maximum:  360
Weighted Average:  358.3
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Mortgage Rates (%)            Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
2.501 - 3.000                     2           473,599.00            0.07           2.875             750          58.21
3.001 - 3.500                    16         4,788,664.68            0.69           3.348             710          78.10
3.501 - 4.000                   178        72,669,355.43           10.50           3.860             736          71.12
4.001 - 4.500                    90        41,745,620.81            6.03           4.323             728          67.40
4.501 - 5.000                   115        44,927,922.38            6.49           4.830             720          68.32
5.001 - 5.500                   248        99,507,753.02           14.37           5.348             712          70.05
5.501 - 6.000                   481       188,356,255.89           27.21           5.835             711          72.56
6.001 - 6.500                   421       157,903,163.41           22.81           6.281             698          73.50
6.501 - 7.000                   170        51,062,866.72            7.38           6.778             692          77.40
7.001 - 7.500                    73        17,744,125.43            2.56           7.283             686          78.96
7.501 - 8.000                    32         8,364,725.27            1.21           7.777             710          79.63
8.001 - 8.500                    10         2,254,694.04            0.33           8.193             699          86.37
8.501 - 9.000                     6         1,386,625.88            0.20           8.709             665          90.74
9.001 - 9.500                     2           849,300.00            0.12           9.177             690          95.00
10.001 - 10.500                   1           240,350.00            0.03          10.250             625          95.00
------------------------------------------------------------------------------------------------------------------------
Total:                        1,845       692,275,021.96          100.00           5.633             710          72.43
------------------------------------------------------------------------------------------------------------------------
Minimum:  2.875%
Maximum:  10.250%
Weighted Average:  5.633%
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
Original                   Mortgage        of Collateral         Current         Average         Average        Subject
Loan-to-Value Ratio (%)       Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
<= 30.00                          4           329,196.00            0.05           5.470             762          28.29
30.01 - 35.00                     7         2,683,473.86            0.39           5.713             734          33.72
35.01 - 40.00                    16         8,883,250.00            1.28           5.271             733          37.28
40.01 - 45.00                    15         8,539,399.00            1.23           5.295             739          42.91
45.01 - 50.00                    27        20,598,449.03            2.98           5.139             715          48.47
50.01 - 55.00                    37        18,014,413.71            2.60           5.323             717          52.97
55.01 - 60.00                    67        38,974,612.77            5.63           5.372             713          58.12
60.01 - 65.00                   183        97,099,993.19           14.03           5.378             725          64.12
65.01 - 70.00                   111        53,717,911.87            7.76           5.582             710          69.03
70.01 - 75.00                   156        67,987,964.60            9.82           5.593             711          74.03
75.01 - 80.00                 1,148       356,656,410.44           51.52           5.767             704          79.73
80.01 - 85.00                     9         2,397,800.00            0.35           5.409             709          83.61
85.01 - 90.00                    30         7,417,734.72            1.07           6.423             706          89.72
90.01 - 95.00                    32         8,120,058.56            1.17           6.788             691          94.86
95.01 - 100.00                    3           854,354.21            0.12           5.244             688         100.00
------------------------------------------------------------------------------------------------------------------------
Total:                        1,845       692,275,021.96          100.00           5.633             710          72.43
------------------------------------------------------------------------------------------------------------------------
Minimum:  25.88%
Maximum:  100.00%
Weighted Average by Current Balance: 72.43%
------------------------------------------------------------------------------------------------------------------------


==============================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
==============================================================================
Aug 23, 2005 11:28                                                Page 2 of 6

                                                                MORGAN STANLEY
                                                                 1,845 records
OC Pool; IO Loans                                         Balance: 692,275,022
===============================================================================

------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
FICO                       Mortgage        of Collateral         Current         Average         Average        Subject
Score                         Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
526 - 550                         2           253,320.00            0.04           5.421             543          73.39
576 - 600                         2           685,000.00            0.10           6.555             587          84.19
601 - 625                        35        10,012,722.95            1.45           6.374             619          76.17
626 - 650                       156        46,089,678.23            6.66           6.135             638          75.27
651 - 675                       332       111,864,386.40           16.16           5.838             664          74.57
676 - 700                       385       149,955,538.89           21.66           5.806             688          72.60
701 - 725                       334       128,637,258.37           18.58           5.534             713          72.37
726 - 750                       230        88,834,439.04           12.83           5.461             738          71.35
751 - 775                       213        91,446,153.75           13.21           5.386             763          71.71
776 - 800                       131        54,567,188.35            7.88           5.139             787          68.37
801 - 825                        25         9,929,335.98            1.43           5.384             809          67.08
------------------------------------------------------------------------------------------------------------------------
Total:                        1,845       692,275,021.96          100.00           5.633             710          72.43
------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  536
Maximum:  819
Non-Zero Weighted Average:  710
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
Geographic                       of              Balance           Total        Weighted        Weighted       Original
Distribution               Mortgage        of Collateral         Current         Average         Average        Subject
by State                      Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
California                      705       328,377,139.63           47.43           5.881             709          71.76
South Carolina                  140        74,337,621.61           10.74           4.918             727          62.05
Florida                         118        33,559,596.18            4.85           5.679             707          76.92
Virginia                         79        29,455,982.66            4.25           5.441             695          77.58
Arizona                          80        23,108,019.17            3.34           5.426             717          77.44
Georgia                          74        20,476,171.38            2.96           5.053             715          71.72
Nevada                           57        17,640,822.77            2.55           5.968             695          77.42
Illinois                         50        15,771,109.86            2.28           4.868             734          68.68
Massachusetts                    28        14,203,772.13            2.05           5.058             721          68.67
Colorado                         47        13,450,184.43            1.94           5.792             700          75.50
Other                           467       121,894,602.14           17.61           5.671             704          77.09
------------------------------------------------------------------------------------------------------------------------
Total:                        1,845       692,275,021.96          100.00           5.633             710          72.43
------------------------------------------------------------------------------------------------------------------------
Number of States Represented:  43
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Occupancy                     Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
Primary                       1,565       574,771,596.06           83.03           5.658             707          73.40
Investment                      200        80,274,673.43           11.60           5.632             724          67.16
Second Home                      80        37,228,752.47            5.38           5.255             735          68.68
------------------------------------------------------------------------------------------------------------------------
Total:                        1,845       692,275,021.96          100.00           5.633             710          72.43
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Documentation Level           Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
Limited                         835       315,039,681.20           45.51           5.876             708          75.29
Full/Alt                        592       202,850,888.31           29.30           5.037             713          73.60
No Ratio                        201        92,474,782.89           13.36           5.583             709          67.18
No Documentation                184        70,471,120.13           10.18           6.217             715          63.55
SI/SA                            31        11,295,815.05            1.63           6.330             699          69.93
Lite                              2           142,734.38            0.02           5.544             563          66.40
------------------------------------------------------------------------------------------------------------------------
Total:                        1,845       692,275,021.96          100.00           5.633             710          72.43
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Purpose                       Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
Purchase                      1,082       368,486,697.96           53.23           5.708             714          76.62
Refinance - Cashout             527       226,998,866.22           32.79           5.709             702          68.06
Refinance - Rate Term           236        96,789,457.78           13.98           5.169             715          66.68
------------------------------------------------------------------------------------------------------------------------
Total:                        1,845       692,275,021.96          100.00           5.633             710          72.43
------------------------------------------------------------------------------------------------------------------------


==============================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
==============================================================================
Aug 23, 2005 11:28                                                 Page 3 of 6

                                                                MORGAN STANLEY
                                                                 1,845 records
OC Pool; IO Loans                                         Balance: 692,275,022
===============================================================================

------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Property Type                 Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
Single Family Residence       1,072       395,051,687.63           57.07           5.701             710          72.32
Planned Unit Development        490       204,149,848.46           29.49           5.445             709          71.95
Condominium                     193        55,731,335.71            8.05           5.424             714          74.80
2 Family                         62        25,119,902.97            3.63           6.180             708          73.33
3 Family                         16         8,237,218.97            1.19           6.350             720          70.63
4 Family                         11         3,505,028.22            0.51           6.536             741          71.13
Co-op                             1           480,000.00            0.07           6.125             694          80.00
------------------------------------------------------------------------------------------------------------------------
Total:                        1,845       692,275,021.96          100.00           5.633             710          72.43
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Prepayment Penalty Term       Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
0                               784       328,526,798.99           47.46           5.134             718          70.85
4                                 1           320,000.00            0.05           5.250             725          80.00
5                                 1           701,600.00            0.10           5.875             757          80.00
6                                13         8,860,849.00            1.28           6.373             697          75.60
7                                 1           491,276.00            0.07           6.000             655          80.00
12                               76        27,235,335.30            3.93           6.584             705          78.34
24                              332        85,910,702.94           12.41           6.078             689          79.05
30                                2           643,530.38            0.09           5.074             734          80.00
36                              465       167,717,188.86           24.23           6.049             706          72.48
42                                2           491,661.07            0.07           6.088             706          79.36
48                                1           180,000.00            0.03           6.875             689          80.00
60                              167        71,196,079.42           10.28           5.960             712          68.61
------------------------------------------------------------------------------------------------------------------------
Total:                        1,845       692,275,021.96          100.00           5.633             710          72.43
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Conforming                    Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
Non-Conforming Balance          751       455,043,390.11           65.73           5.565             714          70.28
Conforming Balance            1,094       237,231,631.85           34.27           5.763             703          76.55
------------------------------------------------------------------------------------------------------------------------
Total:                        1,845       692,275,021.96          100.00           5.633             710          72.43
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Maximum Mortgage Rates (%)    Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000                     2           473,599.00            0.10           2.875             750          58.21
9.001 - 9.500                    16         4,788,664.68            1.06           3.348             710          78.10
9.501 - 10.000                   39        14,344,420.04            3.17           3.899             723          73.99
10.001 - 10.500                  77        28,515,599.00            6.29           4.483             713          68.50
10.501 - 11.000                 126        47,986,126.13           10.59           4.971             718          69.53
11.001 - 11.500                 158        61,363,444.51           13.54           5.429             711          70.26
11.501 - 12.000                 367       148,847,055.05           32.85           4.865             727          72.83
12.001 - 12.500                 137        48,393,778.38           10.68           5.954             702          75.49
12.501 - 13.000                 148        40,077,891.32            8.84           5.957             692          78.65
13.001 - 13.500                 139        36,259,553.11            8.00           6.279             694          79.47
13.501 - 14.000                  52        13,126,153.46            2.90           6.979             691          78.61
14.001 - 14.500                  18         2,649,955.47            0.58           7.269             682          79.79
14.501 - 15.000                   4           568,776.00            0.13           8.154             708          80.00
15.001 - 15.500                   1           176,000.00            0.04           8.125             640          80.00
15.501 - 16.000                   1            73,463.50            0.02           8.700             637          80.00
17.001 - 17.500                   1           524,000.00            0.12           5.375             708          79.99
17.501 - 18.000                   1           384,000.00            0.08           5.750             671          80.00
18.001 - 18.500                   5         2,378,500.00            0.52           6.353             722          79.47
18.501 - 19.000                   3         2,207,850.00            0.49           6.674             696          80.00
------------------------------------------------------------------------------------------------------------------------
Total:                        1,295       453,138,829.65          100.00           5.305             712          73.57
------------------------------------------------------------------------------------------------------------------------
Minimum:  8.875%
Maximum:  18.750%
Weighted Average:  11.897%
------------------------------------------------------------------------------------------------------------------------


==============================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
==============================================================================
Aug 23, 2005 11:28                                                 Page 4 of 6

                                                                MORGAN STANLEY
                                                                 1,845 records
OC Pool; IO Loans                                         Balance: 692,275,022
===============================================================================


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Minimum Mortgage Rates (%)    Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
1.001 - 1.500                     6         1,343,400.00            0.30           3.491             713          73.03
1.501 - 2.000                    52        25,107,204.43            5.54           4.195             736          68.35
2.001 - 2.500                   594       233,640,984.54           51.56           5.063             719          72.45
2.501 - 3.000                   129        56,354,011.53           12.44           5.024             721          67.20
3.001 - 3.500                   106        33,589,145.20            7.41           5.792             693          79.19
3.501 - 4.000                    95        24,273,301.19            5.36           5.773             692          79.05
4.001 - 4.500                    99        25,588,099.58            5.65           6.110             690          79.84
4.501 - 5.000                    75        17,693,920.67            3.90           6.343             697          78.49
5.001 - 5.500                    48        11,245,185.01            2.48           6.286             699          79.95
5.501 - 6.000                    39        11,899,057.42            2.63           6.020             698          77.61
6.001 - 6.500                    34         8,601,140.58            1.90           6.304             700          78.47
6.501 - 7.000                     9         1,918,783.50            0.42           6.919             662          79.26
7.001 - 7.500                     3           627,200.00            0.14           7.543             712          80.00
7.501 - 8.000                     4           817,476.00            0.18           7.884             701          77.39
8.001 - 8.500                     1           223,920.00            0.05           8.125             759          80.00
8.501 - 9.000                     1           216,000.00            0.05           8.750             712          80.00
------------------------------------------------------------------------------------------------------------------------
Total:                        1,295       453,138,829.65          100.00           5.305             712          73.57
------------------------------------------------------------------------------------------------------------------------
Minimum:  8.875%
Maximum:  18.750%
Weighted Average:  11.897%
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Gross Margin (%)              Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
1.001 - 1.500                     6         1,343,400.00            0.30           3.491             713          73.03
1.501 - 2.000                    53        25,504,804.43            5.63           4.218             735          68.53
2.001 - 2.500                   600       236,440,632.71           52.18           5.072             719          72.47
2.501 - 3.000                   130        56,214,511.53           12.41           5.024             720          67.16
3.001 - 3.500                   110        34,632,851.62            7.64           5.775             693          79.07
3.501 - 4.000                   125        34,204,239.19            7.55           5.843             695          78.99
4.001 - 4.500                   123        32,426,694.15            7.16           6.111             692          79.82
4.501 - 5.000                    85        20,141,703.51            4.44           6.422             695          78.59
5.001 - 5.500                    43         8,827,953.01            1.95           6.611             693          79.09
5.501 - 6.000                    12         2,342,976.00            0.52           7.085             692          79.98
6.001 - 6.500                     4           588,000.00            0.13           6.908             696          80.00
6.501 - 7.000                     2           175,863.50            0.04           7.565             685          80.00
7.001 - 7.500                     2           295,200.00            0.07           7.873             655          80.00
------------------------------------------------------------------------------------------------------------------------
Total:                        1,295       453,138,829.65          100.00           5.305             712          73.57
------------------------------------------------------------------------------------------------------------------------
Minimum:  1.375%
Maximum:  7.500%
Weighted Average:  2.854%
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
Months to Next             Mortgage        of Collateral         Current         Average         Average        Subject
Rate Adjustment               Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
0 - 5                           498       206,336,063.57           45.53           4.621             725          70.84
6 - 11                          151        57,721,519.89           12.74           5.300             715          71.43
12 - 17                           2           594,800.00            0.13           5.949             692          78.70
18 - 23                         423       106,152,571.81           23.43           6.076             691          79.37
24 - 29                           4         1,440,311.73            0.32           5.621             735          77.45
30 - 35                          62        22,564,998.23            4.98           5.905             712          75.82
36 - 41                           1           704,000.00            0.16           5.625             683          80.00
48 - 53                           5         1,319,215.54            0.29           5.423             702          73.20
54 - 59                         122        47,764,519.53           10.54           6.156             701          73.75
72 - 77                           1           284,868.82            0.06           5.525             775         100.00
78 - 83                          24         6,954,360.53            1.53           5.839             719          74.96
114 - 119                         2         1,301,600.00            0.29           5.645             739          59.39
------------------------------------------------------------------------------------------------------------------------
Total:                        1,295       453,138,829.65          100.00           5.305             712          73.57
------------------------------------------------------------------------------------------------------------------------
Minimum:  1
Maximum:  118
Weighted Average:  17
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Initial Periodic Cap (%)      Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
Uncapped                        174        79,265,996.64           17.49           3.990             740          69.60
0.501 - 1.000                   318       132,743,953.11           29.29           4.940             718          69.35
1.001 - 2.000                   159        54,529,397.68           12.03           5.659             705          77.12
2.001 - 3.000                   452       112,842,581.05           24.90           6.046             692          79.09
3.001 - 4.000                     3           702,860.00            0.16           5.562             724          79.49
4.001 - 5.000                    44        12,431,955.65            2.74           5.996             707          77.54
5.001 - 6.000                   139        58,830,965.52           12.98           6.002             709          73.50
6.001 - 7.000                     5         1,339,120.00            0.30           5.475             732          80.00
7.001 - 8.000                     1           452,000.00            0.10           4.875             658          72.90
------------------------------------------------------------------------------------------------------------------------
Total:                        1,295       453,138,829.65          100.00           5.305             712          73.57
------------------------------------------------------------------------------------------------------------------------
Minimum:  1.000%
Maximum:  7.125%
Weighted Average:  2.701%
------------------------------------------------------------------------------------------------------------------------


==============================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
==============================================================================
Aug 23, 2005 11:28                                                 Page 5 of 6

                                                                MORGAN STANLEY
                                                                 1,845 records
OC Pool; IO Loans                                         Balance: 692,275,022
===============================================================================


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Periodic Cap (%)              Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
Uncapped                        174        79,265,996.64           17.49           3.990             740          69.60
0.501 - 1.000                   822       264,261,367.70           58.32           5.482             706          73.85
1.001 - 2.000                   287       102,918,715.31           22.71           5.803             709          75.52
5.001 - 6.000                    12         6,692,750.00            1.48           6.227             706          79.81
------------------------------------------------------------------------------------------------------------------------
Total:                        1,295       453,138,829.65          100.00           5.305             712          73.57
------------------------------------------------------------------------------------------------------------------------
Minimum:  1.000%
Maximum:  6.000%
Weighted Average:  1.365%
------------------------------------------------------------------------------------------------------------------------


==============================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
==============================================================================
Aug 23, 2005 11:28                                                 Page 6 of 6

                                                                MORGAN STANLEY
                                                                 1,642 records
OC Pool; Silent Seconds                                   Balance: 520,279,790
===============================================================================


-------------------------------------------------------------------------------
Summary Stats
-------------------------------------------------------------------------------
Number of Mortgage Loans:  1,642
Total Current Balance:  520,279,789.58
Maximum Balance:  2,600,000.00
Minimum Balance:  38,091.39
Average Current Balance:  316,857.36
1st Liens:  100.00
Wtd. Avg. Coupon:  5.665
Maximum Coupon:  8.750
Minimum Coupon:  2.875
Wtd. Avg. Original Term:  358
Max. Original Term:  360
Min. Original Term:  120
Wtd. Avg. Stated Remaining Term:  354
Max. Stated Remaining Term: 360
Min. Stated Remaining Term: 117
% Fully Amortizing Loans:  22.08
% Interest Only:  77.92
% Adjustable Rate Mortgage Loans:  79.08
% Fixed Rate Mortgage Loans:  20.92
Wtd Avg Gross Margin:  3.187
Highest Gross Margin:  7.500
Lowest Gross Margin:  1.500
Wtd. Avg. Maximum Rate:  11.986
Highest Maximum Rate:  18.750
Lowest Maximum Rate:  8.875
Wtd. Avg. Minimum Rate:  3.343
Highest Minimum Rate:  8.700
Lowest Minimum Rate:  1.500
Wtd. Avg. Initial Periodic Cap: 2.733
Highest Initial Periodic Cap:  7.125
Lowest Initial Periodic Cap: 1.000
Wtd. Avg. Subsequent Periodic Cap:  1.398
Highest Subsequent Periodic Cap: 6.000
Lowest Subsequent Periodic Cap:  1.000
Wtd. Avg. Original LTV: 74.66
Highest LTV:  90.000
Lowest LTV:  11.540
Wtd. Avg. FICO Score:  708.
Highest FICO : 816
Lowest FICO : 547
Top 5 States:  CA(39.16%),SC(9.87%),FL(5.74%),IL(4.32%),VA(3.85%)
-------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Product Type                  Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
1 Month Arms - IO 10 Yrs         22        11,157,191.88            2.14           5.142             709          76.54
1 Year Arms                      63        31,045,682.23            5.97           4.480             717          75.57
1 Year Arms - IO 1 Yr             1           145,000.00            0.03           5.250             673          79.23
1 Year Arms - IO 10 Yrs         111        33,193,738.71            6.38           5.536             711          78.07
10 Yr Arms - IO 10 Yrs            2         1,301,600.00            0.25           5.645             739          59.39
15 Yr Fixed                      10         2,267,090.38            0.44           5.452             768          51.15
2 Yr Arms                       282        45,813,734.40            8.81           6.516             682          79.47
2 Yr Arms - IO 10 Yrs            38         9,673,581.22            1.86           6.319             697          78.82
2 Yr Arms - IO 2 Yrs            338        83,899,340.66           16.13           6.026             692          79.86
2 Yr Arms - IO 5 Yrs             24         5,507,688.17            1.06           6.570             685          79.20
3 Yr Arms                        23         9,057,793.81            1.74           4.934             711          64.38
3 Yr Arms - IO 10 Yrs             5         1,436,714.13            0.28           6.063             739          77.74
3 Yr Arms - IO 2 Yrs              1           187,200.00            0.04           6.300             658          80.00
3 Yr Arms - IO 3 Yrs             44        16,465,100.16            3.16           5.797             719          77.15
3 Yr Arms - IO 5 Yrs              1           213,500.00            0.04           7.875             715          70.00
30 Yr Fixed                      80        19,572,593.79            3.76           6.557             705          70.52
30 Yr Fixed - IO 10 Yrs         211        86,017,713.60           16.53           6.326             710          73.12
30 Yr Fixed - IO 5 Yrs            7           977,776.35            0.19           6.667             705          80.00
5 Yr Arms                         9         1,944,997.84            0.37           6.303             711          78.26
5 Yr Arms - IO 10 Yrs            32        12,835,450.42            2.47           6.578             716          75.67
5 Yr Arms - IO 5 Yrs             43        16,740,824.78            3.22           5.978             713          76.28
6 Month Arms                     22         4,405,826.64            0.85           5.479             681          77.89
6 Month Arms - IO 10 Yrs        205        95,570,349.88           18.37           4.885             718          68.82
6 Month Arms - IO 5 Yrs          58        27,781,648.66            5.34           3.917             741          72.50
7 Yr Arms                         2           767,447.77            0.15           6.328             699          76.30
7 Yr Arms - IO 10 Yrs             2           365,600.00            0.07           6.033             645          80.00
7 Yr Arms - IO 7 Yrs              6         1,934,604.10            0.37           5.766             712          73.41
------------------------------------------------------------------------------------------------------------------------
Total:                        1,642       520,279,789.58          100.00           5.665             708          74.66
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Index Type                    Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
Fixed Rate                      308       108,835,174.12           20.92           6.352             710          72.26
Treasury - 1 Year                47        25,645,058.27            4.93           4.416             714          76.08
Libor - 1 Month                  22        11,157,191.88            2.14           5.142             709          76.54
Libor - 6 Month               1,054       300,435,846.90           57.75           5.576             705          75.05
Libor - 1 Year                  211        74,206,518.41           14.26           5.530             715          75.83
------------------------------------------------------------------------------------------------------------------------
Total:                        1,642       520,279,789.58          100.00           5.665             708          74.66
------------------------------------------------------------------------------------------------------------------------


==============================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
==============================================================================
Aug 23, 2005 11:29                                                 Page 1 of 6

                                                                MORGAN STANLEY
                                                                 1,642 records
OC Pool; Silent Seconds                                   Balance: 520,279,790
===============================================================================


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
Current Mortgage Loan      Mortgage        of Collateral         Current         Average         Average        Subject
Principal Balance ($)         Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00               174        14,091,840.85            2.71           6.576             688          77.97
100,000.01 - 200,000.00         463        68,355,229.42           13.14           6.179             689          78.58
200,000.01 - 300,000.00         336        83,349,145.66           16.02           5.844             697          78.29
300,000.01 - 400,000.00         249        87,508,152.94           16.82           5.630             705          76.79
400,000.01 - 500,000.00         184        82,957,443.42           15.94           5.556             709          76.79
500,000.01 - 600,000.00          92        49,654,875.59            9.54           5.409             724          75.85
600,000.01 - 700,000.00          49        31,393,729.56            6.03           5.236             725          71.67
700,000.01 - 800,000.00          20        15,122,912.94            2.91           5.224             723          71.60
800,000.01 - 900,000.00          21        17,863,900.00            3.43           5.460             725          69.62
900,000.01 - 1,000,000.00        29        28,567,425.40            5.49           5.115             724          63.87
1,000,000.01 - 1,500,000.00      16        22,569,353.80            4.34           6.057             703          64.01
1,500,000.01 >=                   9        18,845,780.00            3.62           5.280             731          60.87
------------------------------------------------------------------------------------------------------------------------
Total:                        1,642       520,279,789.58          100.00           5.665             708          74.66
------------------------------------------------------------------------------------------------------------------------
Minimum:  38,091.39
Maximum:  2,600,000.00
Average:  316,857.36
Total:  520,279,789.58
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
Remaining Term             Mortgage        of Collateral         Current         Average         Average        Subject
to Stated Maturity            Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
<= 120                            1           127,249.44            0.02           5.500             802          29.82
121 - 240                         9         2,139,840.94            0.41           5.449             766          52.42
241 - 360                     1,632       518,012,699.20           99.56           5.666             708          74.76
------------------------------------------------------------------------------------------------------------------------
Total:                        1,642       520,279,789.58          100.00           5.665             708          74.66
------------------------------------------------------------------------------------------------------------------------
Minimum:  117
Maximum:  360
Weighted Average:  354
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Original Term to Maturity     Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
1 - 120                           1           127,249.44            0.02           5.500             802          29.82
121 - 240                         9         2,139,840.94            0.41           5.449             766          52.42
241 - 360                     1,632       518,012,699.20           99.56           5.666             708          74.76
------------------------------------------------------------------------------------------------------------------------
Total:                        1,642       520,279,789.58          100.00           5.665             708          74.66
------------------------------------------------------------------------------------------------------------------------
Minimum:  120
Maximum:  360
Weighted Average:  357.7
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Mortgage Rates (%)            Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
2.501 - 3.000                     1           215,200.00            0.04           2.875             729          80.00
3.001 - 3.500                    13         3,985,908.94            0.77           3.351             703          79.16
3.501 - 4.000                    92        41,970,941.88            8.07           3.862             737          73.90
4.001 - 4.500                    82        39,303,055.17            7.55           4.293             723          69.42
4.501 - 5.000                   116        47,329,987.27            9.10           4.812             716          69.60
5.001 - 5.500                   201        73,515,549.27           14.13           5.337             709          70.81
5.501 - 6.000                   362       122,686,621.13           23.58           5.818             708          75.87
6.001 - 6.500                   379       103,307,229.49           19.86           6.290             700          77.76
6.501 - 7.000                   228        54,744,906.67           10.52           6.782             693          77.06
7.001 - 7.500                   119        22,626,497.36            4.35           7.273             684          79.28
7.501 - 8.000                    38         9,063,313.16            1.74           7.786             708          77.88
8.001 - 8.500                     7         1,090,406.31            0.21           8.200             684          79.90
8.501 - 9.000                     4           440,172.93            0.08           8.725             676          80.00
------------------------------------------------------------------------------------------------------------------------
Total:                        1,642       520,279,789.58          100.00           5.665             708          74.66
------------------------------------------------------------------------------------------------------------------------
Minimum:  2.875%
Maximum:  8.750%
Weighted Average:  5.665%
------------------------------------------------------------------------------------------------------------------------


==============================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
==============================================================================
Aug 23, 2005 11:29                                                 Page 2 of 6

                                                                MORGAN STANLEY
                                                                 1,642 records
OC Pool; Silent Seconds                                   Balance: 520,279,790
===============================================================================


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
Original                   Mortgage        of Collateral         Current         Average         Average        Subject
Loan-to-Value Ratio (%)       Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
<= 30.00                          4           805,120.96            0.15           5.258             713          16.49
30.01 - 35.00                     2         1,105,619.52            0.21           5.375             702          34.85
35.01 - 40.00                     3         1,854,000.00            0.36           5.343             719          36.76
40.01 - 45.00                     9         3,773,184.98            0.73           5.100             737          42.58
45.01 - 50.00                    12         9,853,907.42            1.89           5.247             731          48.72
50.01 - 55.00                    12         8,028,012.51            1.54           4.784             722          52.83
55.01 - 60.00                    32        21,195,166.79            4.07           5.314             725          57.91
60.01 - 65.00                    96        54,187,031.03           10.41           5.128             724          64.21
65.01 - 70.00                    72        32,486,409.08            6.24           5.589             716          69.16
70.01 - 75.00                    76        34,214,326.58            6.58           5.443             710          74.06
75.01 - 80.00                 1,319       351,682,960.82           67.59           5.839             702          79.84
80.01 - 85.00                     2           501,805.95            0.10           6.271             683          80.72
85.01 - 90.00                     3           592,243.94            0.11           5.672             733          88.68
------------------------------------------------------------------------------------------------------------------------
Total:                        1,642       520,279,789.58          100.00           5.665             708          74.66
------------------------------------------------------------------------------------------------------------------------
Minimum:  11.54%
Maximum:  90.00%
Weighted Average by Current Balance:  74.66%
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
FICO                       Mortgage        of Collateral         Current         Average         Average        Subject
Score                         Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
Not Available                     1           498,220.80            0.10           6.625               0          55.56
526 - 550                         1           160,320.00            0.03           5.375             547          80.00
551 - 575                         2           412,296.97            0.08           6.843             571          74.07
601 - 625                        16         4,584,017.65            0.88           5.654             619          74.47
626 - 650                       196        41,971,215.57            8.07           6.309             640          77.22
651 - 675                       334        87,279,939.85           16.78           5.827             664          76.82
676 - 700                       341       110,347,322.75           21.21           5.836             688          75.15
701 - 725                       304       101,273,394.44           19.47           5.503             713          74.54
726 - 750                       186        65,983,374.15           12.68           5.547             738          73.64
751 - 775                       155        65,360,492.52           12.56           5.367             763          73.03
776 - 800                        91        37,628,277.98            7.23           5.211             785          71.14
801 - 825                        15         4,780,916.90            0.92           5.654             806          70.29
------------------------------------------------------------------------------------------------------------------------
Total:                        1,642       520,279,789.58          100.00           5.665             708          74.66
------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  547
Maximum:  816
Non-Zero Weighted Average:  708
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
Geographic                       of              Balance           Total        Weighted        Weighted       Original
Distribution               Mortgage        of Collateral         Current         Average         Average        Subject
by State                      Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
California                      483       203,746,908.84           39.16           5.763             710          75.35
South Carolina                   93        51,360,893.94            9.87           4.943             727          62.68
Florida                          95        29,864,345.24            5.74           5.532             712          74.07
Illinois                         94        22,485,216.52            4.32           5.627             704          75.84
Virginia                         51        20,038,563.69            3.85           5.499             696          77.28
Arizona                          65        17,035,614.37            3.27           5.672             711          77.81
Nevada                           55        16,309,081.83            3.13           6.134             692          78.22
Massachusetts                    30        14,453,092.30            2.78           5.126             705          69.24
Washington                       61        13,941,387.49            2.68           5.908             698          78.36
Texas                            91        13,473,971.94            2.59           6.473             690          79.74
Other                           524       117,570,713.42           22.60           5.760             703          76.88
------------------------------------------------------------------------------------------------------------------------
Total:                        1,642       520,279,789.58          100.00           5.665             708          74.66
------------------------------------------------------------------------------------------------------------------------
Number of States Represented:  45
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Occupancy                     Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
Primary                       1,450       448,831,074.58           86.27           5.694             705          75.57
Investment                      143        48,741,074.85            9.37           5.669             728          68.52
Second Home                      49        22,707,640.15            4.36           5.093             734          69.88
------------------------------------------------------------------------------------------------------------------------
Total:                        1,642       520,279,789.58          100.00           5.665             708          74.66
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Documentation Level           Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
Limited                         882       264,944,530.84           50.92           5.901             706          77.66
Full/Alt                        523       156,071,277.09           30.00           5.138             709          74.57
No Ratio                        128        61,398,348.27           11.80           5.628             710          67.82
No Documentation                 75        28,238,865.68            5.43           6.233             717          63.62
SI/SA                            26         7,997,839.46            1.54           6.494             699          72.81
Lite                              8         1,628,928.24            0.31           5.459             761          54.12
------------------------------------------------------------------------------------------------------------------------
Total:                        1,642       520,279,789.58          100.00           5.665             708          74.66
------------------------------------------------------------------------------------------------------------------------


==============================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
==============================================================================
Aug 23, 2005 11:29                                                 Page 3 of 6

                                                                MORGAN STANLEY
                                                                 1,642 records
OC Pool; Silent Seconds                                   Balance: 520,279,790
===============================================================================


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Purpose                       Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
Purchase                      1,238       371,238,178.42           71.35           5.738             708          77.03
Refinance - Cashout             230        82,561,576.06           15.87           5.654             702          70.16
Refinance - Rate Term           174        66,480,035.10           12.78           5.272             713          67.02
------------------------------------------------------------------------------------------------------------------------
Total:                        1,642       520,279,789.58          100.00           5.665             708          74.66
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Property Type                 Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
Single Family Residence         968       289,952,611.62           55.73           5.741             708          74.96
Planned Unit Development        405       153,399,351.34           29.48           5.461             708          73.53
Condominium                     166        45,416,891.25            8.73           5.339             711          75.55
2 Family                         61        17,992,443.89            3.46           6.216             700          77.22
3 Family                         23         8,717,280.48            1.68           6.727             711          72.61
4 Family                         19         4,801,211.00            0.92           6.737             715          78.75
------------------------------------------------------------------------------------------------------------------------
Total:                        1,642       520,279,789.58          100.00           5.665             708          74.66
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Prepayment Penalty Term       Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
0                               608       239,746,010.35           46.08           5.169             717          72.11
4                                 2           663,861.94            0.13           5.379             710          77.41
5                                 1           701,600.00            0.13           5.875             757          80.00
6                                11         6,394,013.76            1.23           6.438             704          76.97
7                                 1           491,276.00            0.09           6.000             655          80.00
9                                11         7,545,433.69            1.45           4.532             702          73.04
12                               80        29,490,206.71            5.67           6.350             705          77.47
24                              471       101,523,254.08           19.51           6.164             688          79.66
30                                2           643,530.38            0.12           5.074             734          80.00
36                              360        98,131,318.56           18.86           6.076             708          76.18
42                                2           491,661.07            0.09           6.088             706          79.36
48                                1           180,000.00            0.03           6.875             689          80.00
60                               92        34,277,623.04            6.59           5.995             711          70.37
------------------------------------------------------------------------------------------------------------------------
Total:                        1,642       520,279,789.58          100.00           5.665             708          74.66
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Conforming                    Loans                  ($)     Balance (%)      Coupon (%)            FICO         LTV (%)
------------------------------------------------------------------------------------------------------------------------
Non-Conforming Balance          501       296,848,484.74           57.06           5.429             717         72.12
Conforming Balance            1,141       223,431,304.84           42.94           5.979             696         78.03
------------------------------------------------------------------------------------------------------------------------
Total:                        1,642       520,279,789.58          100.00           5.665             708         74.66
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Maximum Mortgage Rates (%)    Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000                     1           215,200.00            0.05           2.875             729         80.00
9.001 - 9.500                    13         3,985,908.94            0.97           3.351             703         79.16
9.501 - 10.000                   40        15,923,147.73            3.87           3.952             727         77.00
10.001 - 10.500                  73        29,595,582.22            7.19           4.398             715         70.63
10.501 - 11.000                 123        49,492,613.38           12.03           4.931             716         69.70
11.001 - 11.500                 141        52,078,687.24           12.66           5.480             707         71.96
11.501 - 12.000                 254        98,066,660.65           23.83           5.137             723         74.51
12.001 - 12.500                 133        40,012,965.27            9.72           6.054             701         77.95
12.501 - 13.000                 176        43,649,616.86           10.61           5.959             691         79.28
13.001 - 13.500                 214        46,770,452.70           11.37           6.288             692         79.97
13.501 - 14.000                  94        17,448,381.83            4.24           6.928             683         79.02
14.001 - 14.500                  43         6,038,862.75            1.47           7.241             676         80.01
14.501 - 15.000                  12         1,570,388.13            0.38           7.922             691         80.00
15.001 - 15.500                   1           176,000.00            0.04           8.125             640         80.00
15.501 - 16.000                   2           169,836.40            0.04           8.700             640         80.00
17.001 - 17.500                   1           524,000.00            0.13           5.375             708         79.99
17.501 - 18.000                   2           593,570.75            0.14           5.794             677         76.47
18.001 - 18.500                   8         2,924,890.61            0.71           6.364             716         77.70
18.501 - 19.000                   3         2,207,850.00            0.54           6.674             696         80.00
------------------------------------------------------------------------------------------------------------------------
Total:                        1,334       411,444,615.46          100.00           5.484             708         75.30
------------------------------------------------------------------------------------------------------------------------
Minimum:  8.875%
Maximum:  18.750%
Weighted Average:  11.986%
------------------------------------------------------------------------------------------------------------------------


==============================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
==============================================================================
Aug 23, 2005 11:29                                                 Page 4 of 6

                                                                MORGAN STANLEY
                                                                 1,642 records
OC Pool; Silent Seconds                                   Balance: 520,279,790
===============================================================================


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Minimum Mortgage Rates (%)    Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
1.001 - 1.500                     3           584,200.00            0.14           3.320             718          79.07
1.501 - 2.000                    30        15,563,337.25            3.78           4.195             734          69.44
2.001 - 2.500                   405       161,121,573.29           39.16           5.136             720          73.24
2.501 - 3.000                   130        63,224,771.52           15.37           4.767             717          71.21
3.001 - 3.500                    86        27,682,634.84            6.73           5.894             690          77.90
3.501 - 4.000                   119        26,503,406.84            6.44           5.805             690          79.95
4.001 - 4.500                   144        32,594,807.90            7.92           6.083             690          79.95
4.501 - 5.000                   170        32,568,908.35            7.92           6.517             688          78.94
5.001 - 5.500                    95        17,997,281.89            4.37           6.418             692          79.98
5.501 - 6.000                    62        15,331,443.19            3.73           6.181             697          78.53
6.001 - 6.500                    56        12,506,215.90            3.04           6.394             695          79.60
6.501 - 7.000                    18         2,882,060.21            0.70           6.888             666          79.98
7.001 - 7.500                     5           962,325.16            0.23           7.418             689          80.00
7.501 - 8.000                     8         1,385,356.22            0.34           7.860             688          78.46
8.001 - 8.500                     1           223,920.00            0.05           8.125             759          80.00
8.501 - 9.000                     2           312,372.90            0.08           8.735             691          80.00
------------------------------------------------------------------------------------------------------------------------
Total:                        1,334       411,444,615.46          100.00           5.484             708          75.30
------------------------------------------------------------------------------------------------------------------------
Minimum:  8.875%
Maximum:  18.750%
Weighted Average:  11.986%
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Gross Margin (%)              Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
1.001 - 1.500                     3           584,200.00            0.14           3.320             718          79.07
1.501 - 2.000                    31        15,960,937.25            3.88           4.230             732          69.70
2.001 - 2.500                   412       164,071,221.46           39.88           5.147             720          73.23
2.501 - 3.000                   130        62,982,871.52           15.31           4.765             716          71.17
3.001 - 3.500                    88        28,293,182.84            6.88           5.879             689          77.94
3.501 - 4.000                   153        37,135,132.99            9.03           5.821             695          79.79
4.001 - 4.500                   181        41,569,496.33           10.10           6.130             691          79.93
4.501 - 5.000                   191        36,352,545.30            8.84           6.556             687          79.05
5.001 - 5.500                    89        15,338,538.53            3.73           6.623             688          79.98
5.501 - 6.000                    35         5,906,946.70            1.44           6.992             687          79.99
6.001 - 6.500                    14         2,423,338.93            0.59           7.112             676          80.14
6.501 - 7.000                     5           531,003.61            0.13           7.655             656          80.00
7.001 - 7.500                     2           295,200.00            0.07           7.873             655          80.00
------------------------------------------------------------------------------------------------------------------------
Total:                        1,334       411,444,615.46          100.00           5.484             708          75.30
------------------------------------------------------------------------------------------------------------------------
Minimum:  1.500%
Maximum:  7.500%
Weighted Average:  3.187%
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
Months to Next             Mortgage        of Collateral         Current         Average         Average        Subject
Rate Adjustment               Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
0 - 5                           299       129,869,582.57           31.56           4.727             721          71.24
6 - 11                          191        77,519,074.78           18.84           4.983             715          73.63
12 - 17                           6         2,581,834.26            0.63           4.886             700          67.73
18 - 23                         682       145,212,968.76           35.29           6.216             689          79.62
24 - 29                           5         2,348,678.71            0.57           5.180             735          78.44
30 - 35                          55        18,021,951.47            4.38           5.900             716          77.25
48 - 53                           2           464,200.00            0.11           6.022             776          76.89
54 - 59                          82        31,057,073.04            7.55           6.245             713          76.14
78 - 83                          10         3,067,651.87            0.75           5.938             701          74.92
114 - 119                         2         1,301,600.00            0.32           5.645             739          59.39
------------------------------------------------------------------------------------------------------------------------
Total:                        1,334       411,444,615.46          100.00           5.484             708          75.30
------------------------------------------------------------------------------------------------------------------------
Minimum:  1
Maximum:  118
Weighted Average:  17
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Initial Periodic Cap (%)      Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
Uncapped                         78        40,313,459.91            9.80           4.016             742          70.74
0.501 - 1.000                   200        84,921,175.52           20.64           4.914             715          69.52
1.001 - 2.000                   209        82,402,529.76           20.03           5.120             714          75.51
2.001 - 3.000                   709       150,017,258.53           36.46           6.191             690          79.61
3.001 - 4.000                     2           399,389.12            0.10           6.492             695          80.00
4.001 - 5.000                    32         8,530,037.66            2.07           6.152             702          76.58
5.001 - 6.000                    97        42,836,011.14           10.41           6.071             713          75.07
6.001 - 7.000                     6         1,572,753.82            0.38           5.739             720          80.00
7.001 - 8.000                     1           452,000.00            0.11           4.875             658          72.90
------------------------------------------------------------------------------------------------------------------------
Total:                        1,334       411,444,615.46          100.00           5.484             708          75.30
------------------------------------------------------------------------------------------------------------------------
Minimum:  1.000%
Maximum:  7.125%
Weighted Average:  2.733%
------------------------------------------------------------------------------------------------------------------------


==============================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
==============================================================================
Aug 23, 2005 11:29                                                 Page 5 of 6

                                                                MORGAN STANLEY
                                                                 1,642 records
OC Pool; Silent Seconds                                   Balance: 520,279,790
===============================================================================


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Periodic Cap (%)              Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
Uncapped                         78        40,313,459.91            9.80           4.016             742          70.74
0.501 - 1.000                   959       252,451,305.77           61.36           5.762             699          75.85
1.001 - 2.000                   280       111,090,829.85           27.00           5.338             716          75.46
2.001 - 3.000                     2           406,708.57            0.10           3.613             674          78.94
5.001 - 6.000                    15         7,182,311.36            1.75           6.309             702          78.77
------------------------------------------------------------------------------------------------------------------------
Total:                        1,334       411,444,615.46          100.00           5.484             708          75.30
------------------------------------------------------------------------------------------------------------------------
Minimum:  1.000%
Maximum:  6.000%
Weighted Average:  1.398%
------------------------------------------------------------------------------------------------------------------------


==============================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
==============================================================================
Aug 23, 2005 11:29                                                 Page 6 of 6

                                                                MORGAN STANLEY
                                                                   153 records
OC Pool; South Carolina                                    Balance: 76,035,387
==============================================================================


-------------------------------------------------------------------------------
Summary Stats
-------------------------------------------------------------------------------
Number of Mortgage Loans:  153
Total Current Balance:  76,035,387.20
Maximum Balance:  2,600,000.00
Minimum Balance:  43,977.39
Average Current Balance:  496,963.32
1st Liens:  100.00
Wtd. Avg. Coupon:  4.941
Maximum Coupon:  7.875
Minimum Coupon:  3.750
Wtd. Avg. Original Term:  349
Max. Original Term:  360
Min. Original Term:  180
Wtd. Avg. Stated Remaining Term:  345
Max. Stated Remaining Term: 358
Min. Stated Remaining Term:  177
% Fully Amortizing Loans: 2.23
% Interest Only:  97.77
% Adjustable Rate Mortgage Loans:  98.08
% Fixed Rate Mortgage Loans:  1.92
Wtd Avg Gross Margin:  2.508
Highest Gross Margin:  5.375
Lowest Gross Margin:  1.375
Wtd. Avg. Maximum Rate:  11.184
Highest Maximum Rate:  12.750
Lowest Maximum Rate:  9.875
Wtd. Avg. Minimum Rate:  2.511
Highest Minimum Rate:  5.375
Lowest Minimum Rate:  1.375
Wtd. Avg. Initial Periodic Cap:  1.130
Highest Initial Periodic Cap: 6.875
Lowest Initial Periodic Cap:  1.000
Wtd. Avg. Subsequent Periodic Cap: 1.008
Highest Subsequent Periodic Cap:  2.000
Lowest Subsequent Periodic Cap: 1.000
Wtd. Avg. Original LTV:  62.61
Highest LTV: 100.000
Lowest LTV:  27.900
Wtd. Avg. FICO Score:  726.
Highest FICO:  817
Lowest FICO:  591
Top 5 States:  SC(100.00%)
-------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Product Type                  Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
1 Year Arms                       2           510,325.42            0.67           5.231             711          95.00
15 Yr Fixed                       3           345,785.73            0.45           5.076             736          89.60
2 Yr Arms                         5           507,825.62            0.67           6.323             722          80.00
30 Yr Fixed                       3           333,828.82            0.44           7.257             647          84.00
30 Yr Fixed - IO 10 Yrs           3           780,050.00            1.03           6.900             750          65.57
5 Yr Arms - IO 10 Yrs             1           179,920.00            0.24           5.375             654          80.00
6 Month Arms - IO 10 Yrs        135        73,228,861.61           96.31           4.898             727          61.93
6 Month Arms - IO 5 Yrs           1           148,790.00            0.20           4.000             739          80.00
------------------------------------------------------------------------------------------------------------------------
Total:                          153        76,035,387.20          100.00           4.941             726          62.61
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Index Type                    Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
Fixed Rate                        9         1,459,664.55            1.92           6.549             723          75.48
Libor - 6 Month                 142        74,065,397.23           97.41           4.907             726          62.13
Libor - 1 Year                    2           510,325.42            0.67           5.231             711          95.00
------------------------------------------------------------------------------------------------------------------------
Total:                          153        76,035,387.20          100.00           4.941             726          62.61
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
Current Mortgage Loan      Mortgage        of Collateral         Current         Average         Average        Subject
Principal Balance ($)         Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                11           869,064.19            1.14           5.780             724          73.51
100,000.01 - 200,000.00          34         5,013,287.27            6.59           5.110             717          71.78
200,000.01 - 300,000.00          22         5,590,874.16            7.35           5.009             716          69.66
300,000.01 - 400,000.00          19         6,712,466.53            8.83           5.031             726          65.00
400,000.01 - 500,000.00          18         8,319,874.99           10.94           4.778             718          66.07
500,000.01 - 600,000.00          12         6,862,224.06            9.03           4.695             731          64.42
600,000.01 - 700,000.00           7         4,628,825.00            6.09           4.993             746          64.72
700,000.01 - 800,000.00           4         3,056,771.00            4.02           4.685             697          62.59
800,000.01 - 900,000.00           6         5,125,500.00            6.74           4.931             754          62.36
900,000.01 - 1,000,000.00         8         7,966,750.00           10.48           4.767             706          57.41
1,000,000.01 - 1,500,000.00       5         6,929,750.00            9.11           4.713             743          53.77
1,500,000.01 >=                   7        14,960,000.00           19.68           5.212             729          58.73
------------------------------------------------------------------------------------------------------------------------
Total:                          153        76,035,387.20          100.00           4.941             726          62.61
------------------------------------------------------------------------------------------------------------------------
Minimum:  43,977.39
Maximum:  2,600,000.00
Average:  496,963.32
Total:  76,035,387.20
------------------------------------------------------------------------------------------------------------------------


==============================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
==============================================================================
Aug 23, 2005 11:29                                                 Page 1 of 5

                                                                MORGAN STANLEY
                                                                   153 records
OC Pool; South Carolina                                    Balance: 76,035,387
==============================================================================


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
Remaining Term             Mortgage        of Collateral         Current         Average         Average        Subject
to Stated Maturity            Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
121 - 240                         3           345,785.73            0.45           5.076             736          89.60
241 - 360                       150        75,689,601.47           99.55           4.940             726          62.48
------------------------------------------------------------------------------------------------------------------------
Total:                          153        76,035,387.20          100.00           4.941             726          62.61
------------------------------------------------------------------------------------------------------------------------
Minimum:  177
Maximum:  358
Weighted Average:  345
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Original Term to Maturity     Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
121 - 240                         3           345,785.73            0.45           5.076             736          89.60
241 - 360                       150        75,689,601.47           99.55           4.940             726          62.48
------------------------------------------------------------------------------------------------------------------------
Total:                          153        76,035,387.20          100.00           4.941             726          62.61
------------------------------------------------------------------------------------------------------------------------
Minimum:  180
Maximum:  360
Weighted Average:  349.3
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Mortgage Rates (%)            Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                     8         2,090,690.00            2.75           3.946             691          68.47
4.001 - 4.500                    32        19,852,200.06           26.11           4.347             735          61.09
4.501 - 5.000                    47        23,323,210.01           30.67           4.823             727          62.18
5.001 - 5.500                    47        23,777,382.69           31.27           5.329             716          61.90
5.501 - 6.000                     9         5,519,806.21            7.26           5.758             750          67.90
6.001 - 6.500                     2           180,929.67            0.24           6.436             779          80.00
6.501 - 7.000                     5           849,742.26            1.12           6.704             736          66.75
7.001 - 7.500                     2           397,448.91            0.52           7.417             698          85.04
7.501 - 8.000                     1            43,977.39            0.06           7.875             591          64.85
------------------------------------------------------------------------------------------------------------------------
Total:                          153        76,035,387.20          100.00           4.941             726          62.61
------------------------------------------------------------------------------------------------------------------------
Minimum:  3.750%
Maximum:  7.875%
Weighted Average:  4.941%
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
Original                   Mortgage        of Collateral         Current         Average         Average        Subject
Loan-to-Value Ratio (%)       Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
<= 30.00                          1            53,296.00            0.07           4.750             768          27.90
35.01 - 40.00                     4         1,270,000.00            1.67           4.741             739          37.00
40.01 - 45.00                     2         2,000,000.00            2.63           4.288             749          42.16
45.01 - 50.00                     5         5,999,900.00            7.89           5.177             712          47.72
50.01 - 55.00                     7         6,261,950.00            8.24           4.733             723          52.83
55.01 - 60.00                    13        12,028,675.00           15.82           4.862             717          57.31
60.01 - 65.00                    74        35,588,018.01           46.80           5.000             734          64.91
65.01 - 70.00                     2           770,000.00            1.01           4.597             730          70.00
70.01 - 75.00                     9         3,570,399.99            4.70           4.923             709          74.16
75.01 - 80.00                    31         7,487,699.53            9.85           4.932             719          79.75
85.01 - 90.00                     1           195,750.00            0.26           5.875             744          90.00
90.01 - 95.00                     3           643,774.33            0.85           5.702             703          95.00
95.01 - 100.00                    1           165,924.34            0.22           5.125             782         100.00
------------------------------------------------------------------------------------------------------------------------
Total:                          153        76,035,387.20          100.00           4.941             726          62.61
------------------------------------------------------------------------------------------------------------------------
Minimum:  27.90%
Maximum:  100.00%
Weighted Average by Current Balance:  62.61%
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
FICO                       Mortgage        of Collateral         Current         Average         Average        Subject
Score                         Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
576 - 600                         1            43,977.39            0.06           7.875             591          64.85
626 - 650                         3         1,285,452.52            1.69           5.112             641          60.74
651 - 675                        18         8,370,375.11           11.01           5.122             669          59.86
676 - 700                        24        12,362,752.42           16.26           4.934             690          62.47
701 - 725                        41        18,377,489.10           24.17           4.847             712          64.85
726 - 750                        26        13,096,991.90           17.22           4.761             738          61.49
751 - 775                        19        13,225,319.75           17.39           5.235             769          63.88
776 - 800                        17         7,878,829.01           10.36           4.676             784          61.45
801 - 825                         4         1,394,200.00            1.83           5.287             813          57.36
------------------------------------------------------------------------------------------------------------------------
Total:                          153        76,035,387.20          100.00           4.941             726          62.61
------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  591
Maximum:  817
Non-Zero Weighted Average:  726
------------------------------------------------------------------------------------------------------------------------


==============================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
==============================================================================
Aug 23, 2005 11:29                                                 Page 2 of 5

                                                                MORGAN STANLEY
                                                                   153 records
OC Pool; South Carolina                                    Balance: 76,035,387
==============================================================================


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
Geographic                       of              Balance           Total        Weighted        Weighted       Original
Distribution               Mortgage        of Collateral         Current         Average         Average        Subject
by State                      Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
South Carolina                  153        76,035,387.20          100.00           4.941             726          62.61
------------------------------------------------------------------------------------------------------------------------
Total:                          153        76,035,387.20          100.00           4.941             726          62.61
------------------------------------------------------------------------------------------------------------------------
Number of States Represented:     1
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Occupancy                     Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
Investment                       69        35,918,152.48           47.24           4.968             729          62.43
Primary                          63        27,366,840.28           35.99           4.907             715          63.88
Second Home                      21        12,750,394.44           16.77           4.937             741          60.37
------------------------------------------------------------------------------------------------------------------------
Total:                          153        76,035,387.20          100.00           4.941             726          62.61
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Documentation Level           Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
No Ratio                         87        45,693,787.08           60.10           5.014             724          61.61
Full/Alt                         53        27,497,759.01           36.16           4.781             732          64.38
No Documentation                  8         1,829,151.30            2.41           5.231             712          53.50
Limited                           4           885,639.81            1.16           5.275             691          75.05
SI/SA                             1           129,050.00            0.17           6.750             643          79.98
------------------------------------------------------------------------------------------------------------------------
Total:                          153        76,035,387.20          100.00           4.941             726          62.61
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Purpose                       Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
Purchase                         80        38,319,481.78           50.40           4.903             728          64.49
Refinance - Cashout              50        26,183,522.86           34.44           5.048             732          61.46
Refinance - Rate Term            23        11,532,382.56           15.17           4.821             708          58.96
------------------------------------------------------------------------------------------------------------------------
Total:                          153        76,035,387.20          100.00           4.941             726          62.61
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Property Type                 Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
Planned Unit Development         77        44,610,036.45           58.67           4.869             727          61.93
Single Family Residence          37        18,549,699.39           24.40           5.096             734          62.11
Condominium                      37        10,976,651.36           14.44           4.936             719          67.58
2 Family                          1           999,000.00            1.31           5.375             674          58.76
3 Family                          1           900,000.00            1.18           4.875             674          50.00
------------------------------------------------------------------------------------------------------------------------
Total:                          153        76,035,387.20          100.00           4.941             726          62.61
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Prepayment Penalty Term       Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
0                               149        75,239,314.68           98.95           4.925             727          62.40
36                                3           616,152.52            0.81           6.772             704          83.18
60                                1           179,920.00            0.24           5.375             654          80.00
------------------------------------------------------------------------------------------------------------------------
Total:                          153        76,035,387.20          100.00           4.941             726          62.61
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Conforming                    Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
Non-Conforming Balance           75        60,927,092.36           80.13           4.901             729          61.04
Conforming Balance               78        15,108,294.84           19.87           5.101             716          68.93
------------------------------------------------------------------------------------------------------------------------
Total:                          153        76,035,387.20          100.00           4.941             726          62.61
------------------------------------------------------------------------------------------------------------------------


==============================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
==============================================================================
Aug 23, 2005 11:29                                                 Page 3 of 5

                                                                MORGAN STANLEY
                                                                   153 records
OC Pool; South Carolina                                    Balance: 76,035,387
==============================================================================


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Maximum Mortgage Rates (%)    Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000                    5         1,500,700.00            2.01           3.984             689          68.35
10.001 - 10.500                  14         9,026,195.06           12.10           4.386             719          55.29
10.501 - 11.000                  45        22,326,744.54           29.94           4.822             729          62.59
11.001 - 11.500                  45        23,293,072.10           31.23           5.340             716          61.38
11.501 - 12.000                  34        18,279,404.74           24.51           4.795             743          66.17
12.501 - 13.000                   1           149,606.21            0.20           5.750             654          80.00
------------------------------------------------------------------------------------------------------------------------
Total:                          144        74,575,722.65          100.00           4.909             726          62.36
------------------------------------------------------------------------------------------------------------------------
Minimum:  9.875%
Maximum:  12.750%
Weighted Average:  11.184%
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Minimum Mortgage Rates (%)    Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
1.001 - 1.500                     2           441,200.00            0.59           3.801             678          64.98
1.501 - 2.000                    22        12,298,175.00           16.49           4.382             741          65.41
2.001 - 2.500                    50        27,796,035.00           37.27           5.025             726          60.84
2.501 - 3.000                    63        33,234,337.03           44.56           4.994             722          61.97
3.001 - 3.500                     1           195,750.00            0.26           5.875             744          90.00
4.001 - 4.500                     1           102,400.00            0.14           5.500             749          80.00
4.501 - 5.000                     4           414,575.15            0.56           6.311             710          80.00
5.001 - 5.500                     1            93,250.47            0.13           6.375             776          80.00
------------------------------------------------------------------------------------------------------------------------
Total:                          144        74,575,722.65          100.00           4.909             726          62.36
------------------------------------------------------------------------------------------------------------------------
Minimum:  9.875%
Maximum:  12.750%
Weighted Average:  11.184%
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Gross Margin (%)              Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
1.001 - 1.500                     2           441,200.00            0.59           3.801             678          64.98
1.501 - 2.000                    22        12,298,175.00           16.49           4.382             741          65.41
2.001 - 2.500                    50        27,796,035.00           37.27           5.025             726          60.84
2.501 - 3.000                    64        33,336,737.03           44.70           4.995             722          62.03
3.001 - 3.500                     1           195,750.00            0.26           5.875             744          90.00
4.501 - 5.000                     4           414,575.15            0.56           6.311             710          80.00
5.001 - 5.500                     1            93,250.47            0.13           6.375             776          80.00
------------------------------------------------------------------------------------------------------------------------
Total:                          144        74,575,722.65          100.00           4.909             726          62.36
------------------------------------------------------------------------------------------------------------------------
Minimum:  1.375%
Maximum:  5.375%
Weighted Average:  2.508%
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
Months to Next             Mortgage        of Collateral         Current         Average         Average        Subject
Rate Adjustment               Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
0 - 5                           112        53,616,520.61           71.90           4.908             729          63.31
6 - 11                           26        20,271,456.42           27.18           4.874             719          59.23
18 - 23                           5           507,825.62            0.68           6.323             722          80.00
54 - 59                           1           179,920.00            0.24           5.375             654          80.00
------------------------------------------------------------------------------------------------------------------------
Total:                          144        74,575,722.65          100.00           4.909             726          62.36
------------------------------------------------------------------------------------------------------------------------
Minimum:  1
Maximum:  57
Weighted Average:  4
------------------------------------------------------------------------------------------------------------------------


==============================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
==============================================================================
Aug 23, 2005 11:29                                                 Page 4 of 5

                                                                MORGAN STANLEY
                                                                   153 records
OC Pool; South Carolina                                    Balance: 76,035,387
==============================================================================


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Initial Periodic Cap (%)      Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
Uncapped                         23        12,495,915.00           16.76           4.347             738          65.11
0.501 - 1.000                   109        59,801,236.61           80.19           5.020             724          61.13
1.001 - 2.000                     2           510,325.42            0.68           5.231             711          95.00
2.001 - 3.000                     4           414,387.25            0.56           6.226             719          80.00
4.001 - 5.000                     2           273,358.37            0.37           5.845             681          80.00
5.001 - 6.000                     3           844,500.00            1.13           4.182             728          69.58
6.001 - 7.000                     1           236,000.00            0.32           5.125             741          80.00
------------------------------------------------------------------------------------------------------------------------
Total:                          144        74,575,722.65          100.00           4.909             726          62.36
------------------------------------------------------------------------------------------------------------------------
Minimum:  1.000%
Maximum:  6.875%
Weighted Average:  1.130%
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Total                                                       Weighted
                             Number              Current            % of                                        Average
                                 of              Balance           Total        Weighted        Weighted       Original
                           Mortgage        of Collateral         Current         Average         Average        Subject
Periodic Cap (%)              Loans                  ($)     Balance (%)      Coupon (%)            FICO        LTV (%)
------------------------------------------------------------------------------------------------------------------------
Uncapped                         23        12,495,915.00           16.76           4.347             738          65.11
0.501 - 1.000                   119        61,569,482.23           82.56           5.021             724          61.53
1.001 - 2.000                     2           510,325.42            0.68           5.231             711          95.00
------------------------------------------------------------------------------------------------------------------------
Total:                          144        74,575,722.65          100.00           4.909             726          62.36
------------------------------------------------------------------------------------------------------------------------
Minimum:  1.000%
Maximum:  2.000%
Weighted Average:  1.008%
------------------------------------------------------------------------------------------------------------------------


==============================================================================
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
==============================================================================
Aug 23, 2005 11:29                                                 Page 5 of 5

H     Pool Data      Data Entry Rules:
                     -----------------
                         1. Only enter data in the fields highlighted in purple.
                         2. Please enter 0 for blanks.
                         3. Bucket the data using best fit rules.
       Deal Ticker:  -----------------------------------------------------------

                     -----------------------------------------------------------

----------------------------------------------------------------
                          Pool Summary
----------------------------------------------------------------
Total Issue Balance (USD)
Original Mortgage Pool Balance (USD)              1,057,897,639
Current Mortgage Pool Balance (USD)               1,053,065,830
Total Number of Loans                                     3,101
Average Loan Balance (USD)                              339,589
1st lien (%age)                                          100.0%
2nd lien (%age)                                            0.0%
WA FICO                                                     709
 - Minimum FICO                                             536
 - Maximum FICO                                             819
WA LTV                                                    72.2%
 - Minimum LTV                                            11.5%
 - Maximum LTV                                           100.0%
WA DTI                                                    37.2%
 - Minimum DTI                                             0.0%
 - Maximum DTI                                           100.0%
WA Age (Months)                                               4
WA Remaining Term (Months)                                  352
North California (% of Pool)                              16.9%
South California (% of Pool)                              27.2%
----------------------------------------------------------------

-----------------------------------------------
                 North Carolina
-----------------------------------------------
% of State                                  38
WA FICO                                    709
 - Minimum FICO                            610
 - Maximum FICO                            819
WA LTV                                   71.61
 - Minimum LTV                           12.05
 - Maximum LTV                              95
Highest Zip-Code Density (% of State)      1.8
Zip-Code with Highest Density            94010
-----------------------------------------------

-----------------------------------------------
                 South Carolina
-----------------------------------------------
% of State                                  62
WA FICO                                    714
Minimum FICO                               589
Maximum FICO                               809
WA LTV                                   69.59
Minimum LTV                              13.44
Maximum LTV                                 90
Highest Zip-Code Density (% of State)     1.52
Zip-Code with Highest Density            92677
-----------------------------------------------

-----------------------------------------------------------------------------
            Classification                 Total                        Check
-----------------------------------------------------------------------------
Mortgage Type                              1,053,065,830    [GRAPHIC OMITTED]
Loan-to-Value                              1,053,065,830    [GRAPHIC OMITTED]
FICO                                       1,053,065,830    [GRAPHIC OMITTED]
Purpose                                    1,053,065,830    [GRAPHIC OMITTED]
Occupancy                                  1,053,065,830    [GRAPHIC OMITTED]
Loan Balance                               1,053,065,830    [GRAPHIC OMITTED]
Property Type                              1,053,065,830    [GRAPHIC OMITTED]
Documentation Type                         1,053,065,830    [GRAPHIC OMITTED]
Fixed Period                               1,053,065,830    [GRAPHIC OMITTED]
Geographic Distribution                    1,053,065,830    [GRAPHIC OMITTED]
------------------------------------------------------------------------------

---------------------------------------------------------
                      Per Annum Fees
---------------------------------------------------------
Servicer Fees (bps)                               32.517
Average Cost of Carry per Annum
---------------------------------------------------------


H                     Page 1 of 6                                    8/24/2005

H     Pool Data      Data Entry Rules:
                     -----------------
                         1. Only enter data in the fields highlighted in purple.
                         2. Please enter 0 for blanks.
                         3. Bucket the data using best fit rules.
       Deal Ticker:  -----------------------------------------------------------

                     -----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
           Mortgage Type                                  WALTV    WA FICO                      Balance        % of Pool
------------------------------------------------------------------------------------------------------------------------
Fixed Rate Mortgage                                         69%        702                        155,412,295     14.8%
Adjustable Rate Mortgage                                    74%        711                        205,378,514     19.5%
Option ARMs                                                                                                        0.0%
Interest Only Mortgage                                      72%        710                        692,275,022     65.7%
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
               LTV                                        WALTV    WA FICO                      Balance        % of Pool
------------------------------------------------------------------------------------------------------------------------
0.01-20.00                                                  15%        693                          1,134,346      0.1%
20.01-25.00                                                 24%        783                            349,511      0.0%
25.01-30.00                                                 28%        746                            879,407      0.1%
30.01-35.00                                                 33%        739                          4,874,575      0.5%
35.01-40.00                                                 37%        739                         14,421,387      1.4%
40.01-45.00                                                 43%        736                         12,205,420      1.2%
45.01-50.00                                                 48%        716                         35,311,596      3.4%
50.01-55.00                                                 53%        722                         32,014,307      3.0%
55.01-60.00                                                 58%        718                         65,156,978      6.2%
60.01-65.00                                                 64%        721                        133,827,218     12.7%
65.01-70.00                                                 69%        705                         89,702,302      8.5%
70.01-75.00                                                 74%        710                        101,936,535      9.7%
75.01-80.00                                                 80%        703                        512,568,250     48.7%
80.01-85.00                                                 84%        698                          6,666,305      0.6%
85.01-90.00                                                 89%        706                         23,839,266      2.3%
90.01-95.00                                                 95%        695                         16,647,353      1.6%
95.01-100.00                                               100%        715                          1,531,074      0.1%
------------------------------------------------------------------------------------------------------------------------

H                     Page 2 of 6                                    8/24/2005

H     Pool Data      Data Entry Rules:
                     -----------------
                         1. Only enter data in the fields highlighted in purple.
                         2. Please enter 0 for blanks.
                         3. Bucket the data using best fit rules.
       Deal Ticker:  -----------------------------------------------------------

                     -----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
               FICO                                       WALTV    WA FICO                      Balance        % of Pool
------------------------------------------------------------------------------------------------------------------------
321 - 340                                                    0%          -                                  -      0.0%
341 - 360                                                    0%          -                                  -      0.0%
361 - 380                                                    0%          -                                  -      0.0%
381 - 400                                                    0%          -                                  -      0.0%
401 - 420                                                    0%          -                                  -      0.0%
421 - 440                                                    0%          -                                  -      0.0%
441 - 460                                                    0%          -                                  -      0.0%
461 - 480                                                    0%          -                                  -      0.0%
481 - 500                                                    0%          -                                  -      0.0%
501 - 520                                                    0%          -                                  -      0.0%
521 - 540                                                   62%        536                             93,000      0.0%
541 - 560                                                   80%        547                            160,320      0.0%
561 - 580                                                   72%        571                            492,005      0.0%
581 - 600                                                   79%        590                          1,229,419      0.1%
601 - 620                                                   71%        614                         12,308,759      1.2%
621 - 640                                                   75%        631                         51,257,865      4.9%
641 - 660                                                   76%        652                         97,723,650      9.3%
661 - 680                                                   73%        671                        143,826,814     13.7%
681 - 700                                                   73%        690                        183,132,898     17.4%
701 - 720                                                   72%        711                        153,345,535     14.6%
721 - 740                                                   72%        730                        118,019,579     11.2%
741 - 760                                                   72%        750                        113,126,825     10.7%
761 - 780                                                   68%        770                         95,653,620      9.1%
781 - 800                                                   69%        789                         67,431,657      6.4%
801 - 820                                                   64%        808                         14,303,560      1.4%
> 820                                                        0%          -                                  -      0.0%
Unknown                                                     59%          -                            960,323      0.1%
------------------------------------------------------------------------------------------------------------------------

H                     Page 3 of 6                                    8/24/2005

H     Pool Data      Data Entry Rules:
                     -----------------
                         1. Only enter data in the fields highlighted in purple.
                         2. Please enter 0 for blanks.
                         3. Bucket the data using best fit rules.
       Deal Ticker:  -----------------------------------------------------------

                     -----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
               LTV                                         MIG%    WA FICO                 Balance with MIG   % of Pool
------------------------------------------------------------------------------------------------------------------------
0.01-20.00                                                   0%        693                                  0      0.0%
20.01-25.00                                                  0%        783                                  0      0.0%
25.01-30.00                                                  0%        746                                  0      0.0%
30.01-35.00                                                  0%        739                                  0      0.0%
35.01-40.00                                                  0%        739                                  0      0.0%
40.01-45.00                                                  0%        736                                  0      0.0%
45.01-50.00                                                  0%        716                                  0      0.0%
50.01-55.00                                                  0%        722                                  0      0.0%
55.01-60.00                                                  0%        718                                  0      0.0%
60.01-65.00                                                  0%        721                                  0      0.0%
65.01-70.00                                                  0%        705                                  0      0.0%
70.01-75.00                                                  0%        710                                  0      0.0%
75.01-80.00                                                  0%        703                            480,705      0.0%
80.01-85.00                                                 92%        698                          6,164,499      0.6%
85.01-90.00                                                 98%        706                         23,332,384      2.2%
90.01-95.00                                                100%        695                         16,647,353      1.6%
95.01-100.00                                                64%        715                            980,987      0.1%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
            Purpose                                       WALTV    WA FICO                      Balance        % of Pool
------------------------------------------------------------------------------------------------------------------------
Purchase                                                    77%        712                        529,728,094     50.3%
Cash-Out/Refinancing                                        67%        700                        355,692,634     33.8%
Refinancing                                                 67%        719                        167,645,103     15.9%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
           Occupancy                                      WALTV    WA FICO                      Balance        % of Pool
------------------------------------------------------------------------------------------------------------------------
Owner                                                       73%        706                        892,145,757     84.7%
Investment                                                  69%        723                        111,534,791     10.6%
2nd Home                                                    70%        729                         49,385,282      4.7%
------------------------------------------------------------------------------------------------------------------------

H                     Page 4 of 6                                    8/24/2005

H     Pool Data      Data Entry Rules:
                     -----------------
                         1. Only enter data in the fields highlighted in purple.
                         2. Please enter 0 for blanks.
                         3. Bucket the data using best fit rules.
       Deal Ticker:  -----------------------------------------------------------

                     -----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
          Loan Balance                                    WALTV    WA FICO                      Balance        % of Pool
------------------------------------------------------------------------------------------------------------------------
<$200,000                                                   77%        693                        137,926,511     13.1%
<$400,000                                                   75%        705                        314,658,280     29.9%
<$600,000                                                   74%        711                        294,932,779     28.0%
>$600,000                                                   66%        719                        305,548,260     29.0%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
          Property Type                                   WALTV    WA FICO                      Balance        % of Pool
------------------------------------------------------------------------------------------------------------------------
SFR                                                         72%        709                        621,895,049     59.1%
PUD                                                         72%        708                        280,239,215     26.6%
CND                                                         75%        713                         89,449,242      8.5%
2-4 Family                                                  73%        706                         61,482,325      5.8%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
        Documentation Type                                WALTV    WA FICO                      Balance        % of Pool
------------------------------------------------------------------------------------------------------------------------
Full                                                        73%        710                        305,887,315     29.0%
Stated                                                      73%        707                        614,064,814     58.3%
Reduced                                                     61%        755                          3,060,327      0.3%
None                                                        65%        717                        130,053,374     12.3%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
        Fixed Period (Months)                             WALTV    WA FICO                      Balance        % of Pool
------------------------------------------------------------------------------------------------------------------------
                 </= 12                                     71%        713                        777,761,294     73.9%
             >12 and </= 36                                 77%        695                        211,597,014     20.1%
             >36 and </= 60                                 74%        701                         53,890,263      5.1%
                   >60                                      74%        725                          9,817,259      0.9%
------------------------------------------------------------------------------------------------------------------------

H                     Page 5 of 6                                    8/24/2005

H     Pool Data      Data Entry Rules:
                     -----------------
                         1. Only enter data in the fields highlighted in purple.
                         2. Please enter 0 for blanks.
                         3. Bucket the data using best fit rules.
       Deal Ticker:  -----------------------------------------------------------

                     -----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
        Geographic Distribution                           WALTV    WA FICO                      Balance        % of Pool
------------------------------------------------------------------------------------------------------------------------
AK                                                          56%        780                            356,391      0.0%
AL                                                          77%        723                          2,709,785      0.3%
AR                                                          79%        744                            862,451      0.1%
AS                                                           0%          -                                  -      0.0%
AZ                                                          77%        711                         32,110,977      3.0%
CA                                                          70%        712                        464,503,826     44.1%
CO                                                          75%        706                         20,582,520      2.0%
CT                                                          80%        723                          4,079,296      0.4%
CZ                                                           0%          -                                  -      0.0%
DC                                                          67%        705                          6,626,895      0.6%
DE                                                          76%        728                          1,956,244      0.2%
FL                                                          74%        705                         67,838,312      6.4%
GA                                                          72%        711                         23,913,449      2.3%
GU                                                           0%          -                                  -      0.0%
HI                                                          70%        716                          6,537,257      0.6%
IA                                                          80%        674                            278,305      0.0%
ID                                                          68%        723                          3,123,705      0.3%
IL                                                          73%        711                         41,080,944      3.9%
IN                                                          80%        690                          7,610,234      0.7%
KS                                                          80%        694                            711,689      0.1%
KY                                                          82%        671                          1,351,855      0.1%
LA                                                          68%        699                          1,400,670      0.1%
MA                                                          71%        710                         22,287,050      2.1%
MD                                                          75%        705                         12,303,882      1.2%
ME                                                          83%        733                          1,676,026      0.2%
MI                                                          79%        694                         13,439,876      1.3%
MN                                                          74%        703                         15,426,957      1.5%
MO                                                          77%        708                          5,677,635      0.5%
MS                                                          82%        702                            159,436      0.0%
MT                                                          80%        779                             59,777      0.0%
NC                                                          79%        713                          6,685,082      0.6%
ND                                                          80%        717                            293,266      0.0%
NE                                                           0%          -                                  -      0.0%
NH                                                          78%        720                          3,185,575      0.3%
NJ                                                          77%        701                         20,959,040      2.0%
NM                                                          83%        669                          1,760,819      0.2%
NV                                                          76%        695                         25,450,054      2.4%
NY                                                          75%        704                         29,421,428      2.8%
OH                                                          77%        704                         11,878,213      1.1%
OK                                                          75%        713                            699,445      0.1%
OR                                                          73%        713                          8,661,408      0.8%
OT                                                           0%          -                                  -      0.0%
PA                                                          76%        709                          9,854,749      0.9%
PR                                                           0%          -                                  -      0.0%
RI                                                          70%        686                          1,858,634      0.2%
SC                                                          63%        726                         76,035,387      7.2%
SD                                                           0%          -                                  -      0.0%
TN                                                          78%        702                          5,843,863      0.6%
TT                                                           0%          -                                  -      0.0%
TX                                                          78%        690                         26,596,380      2.5%
UT                                                          77%        695                          6,333,264      0.6%
VA                                                          77%        692                         35,463,999      3.4%
VI                                                           0%          -                                  -      0.0%
VT                                                          70%        729                             72,668      0.0%
WA                                                          78%        699                         19,616,322      1.9%
WI                                                          76%        712                          3,495,277      0.3%
WV                                                          73%        740                            235,512      0.0%
WY                                                           0%          -                                  -      0.0%
------------------------------------------------------------------------------------------------------------------------

H                     Page 6 of 6                                    8/24/2005

-----------------------------   ----------------  -------------- --------------  ----------------   ----------------
         Deal Name                         2/28            3/27           5/25             Other          Aggregate
-----------------------------   ----------------  -------------- --------------  ----------------   ----------------
            Date
           Issuer
         Originator
          Servicer
      Master Servicer
      Loss Mit Advisor
        Pool Balance             160,121,140.09   51,475,874.31  53,890,263.04    787,578,552.77   1,053,065,830.21
         # of loans                         749             136            147              2069               3101
      Avg Loan Balance               213,779.89      378,499.08     366,600.43        380,656.62         339,589.11
         WA Coupon                        6.209           5.359          6.134             5.520              5.648
        WA Net Rate                       5.834           5.046          5.763             5.201              5.318
         WA Margin                        4.316           2.516          2.637             2.512              2.962
        WA Min Rate                       4.667           2.670          2.693             2.521              3.069
        WA Max Rate                      12.848          11.433         12.079            11.208             11.695
           WA Cap                         6.639           6.083          5.945             6.487              6.448
    WA Initial Rate Cap                   3.103           3.270          4.628             1.851              2.581
    WA Periodic Rate Cap                  1.013           1.832          1.713             1.638              1.490
  WA Gross Max Lifetime Rate             12.848          11.433         12.079            11.208             11.695
  WA Gross Min Lifetime Rate              4.667            2.67          2.693             2.521              3.069
          WA FICO                           689             715            701               713                709
        % FICO < 550                          0            0.44           0.43               0.1               0.12
        % FICO < 575                       0.26            0.44           0.43              0.11               0.16
        % FICO < 600                       0.26            0.44           0.98               0.2               0.26
      WA Original LTV                     79.11           71.61          74.03             70.69              72.19
         % LTV > 80                        0.08            2.23           3.17               5.8               4.62
         % LTV > 85                           0            1.38           2.47              5.08               3.99
          WA CLTV                         79.04           70.11          74.01             70.52              71.97
        % CLTV > 85                           0            1.38           2.47              4.88               3.85
   WA Stated Remaining Term                 357             346            357               351                352
      WA Original Term                      360             360            360               355                356
        WA Roll Term                         21              22             57                 7                 16
        WA Seasoning                          3              14              3                 4                  4
            % IO                          66.67              48          91.08             64.98              65.74
          % First                           100             100            100               100                100
          % Second                            0               0              0                 0                  0
      % Silent Second                     90.49           53.15          58.49             40.19              49.41
   % Simultaneous Second                  90.49           53.15          58.49             40.19              49.41
   % Morgtgage Insurance                      0            2.23           2.47              5.73               4.52
         % DTI > 40                       66.51           25.46          31.61             26.28              32.63
         % DTI > 45                       38.21            9.21           11.7             10.59              14.78
         % DTI > 50                        4.48            1.73           2.25              2.69               2.89
           Fixed                              0               0              0              50.1              37.47
          Balloons                            0               0              0                 0                  0
           2/28%                            100               0              0                 0              15.21
           3/27%                              0             100              0                 0               4.89
     Other Hybrid Arms                        0               0            100                 3               7.36
       1-month LIBOR                          0               0              0              2.45               1.84
       6-month LIBOR                        100           23.41          53.08             27.68              39.77
        GSE Eligible                       81.1           18.43          31.07             28.97              36.49
         % Full Doc                       27.56           51.67          32.18             27.66              29.05
        % Stated Doc                       0.42            0.82           5.51              2.17               2.01
       % Limited Doc                      67.76           36.11          48.17             40.36              44.72
      % Single Family                     65.17           70.12          53.34             57.48              59.06
           % PUD                          18.09           12.19          32.24              28.9              26.61
            % MH                              0               0              0                 0                  0
          % Condo                          6.33            9.54           7.54              8.79               8.39
        % Owner Occ                       93.67            88.2          83.56             82.75              84.72
         % Investor                        6.07             7.9             15             11.39              10.59
       % Second Home                       0.26             3.9           1.44              5.86               4.69
         % Purchase                       81.79           52.24          55.13             43.45               50.3
      % Cash-Out Refi                     11.84           18.74          36.67             39.02              33.78
      % Rate-Term Refi                     6.37           29.02           8.19             17.53              15.92
            % CA                          41.18           57.66           56.4             42.98              44.11
            % NY                              0            1.05              0              3.67               2.79
            % TX                           4.64            2.27           1.59              2.18               2.53
            % FL                           1.79            7.01          11.27              7.02               6.44
            % NV                           7.18            1.71           1.37              1.56               2.42
            % MI                           4.58            2.21            0.1              0.62               1.28
      Prepay Penalties                    82.39           50.92          95.58             39.07              49.13
-----------------------------   ----------------  -------------- --------------  ----------------

LTV Current Distribution         #                 $            %      # Months to Reset   DTI %      IO%     MI%    Full Doc%
--------------------------   --------------------------------------------------------------------------------------------------
< 25.00                         13         1,756,229          0.17                     5   34.86        0       0        49.81
25.01 - 30.00                   10         1,004,119          0.10                     4   36.36    32.78       0        36.71
30.01 - 35.00                   19         5,816,371          0.55                    12   30.45    46.14       0        17.63
35.01 - 40.00                   33        14,321,703          1.36                    24   23.59    62.03       0        24.52
40.01 - 45.00                   34        14,449,339          1.37                     5   26.15    68.82       0        33.75
45.01 - 50.00                   55        32,466,843          3.08                     5   33.99    59.74       0        19.94
50.01 - 55.00                   74        32,475,225          3.08                     5   34.02    56.11       0        18.74
55.01 - 60.00                  127        66,191,704          6.29                    12   36.57    58.88       0        28.68
60.01 - 65.00                  269       132,703,804         12.60                    11   35.35    73.17       0        24.21
65.01 - 70.00                  217        90,057,247          8.55                    18   34.76    59.19       0        29.76
70.01 - 75.00                  246       101,983,446          9.68                    14   35.42    66.76       0        29.57
75.01 - 80.00                1,788       509,592,514         48.39                    18   38.82    69.49    0.27         31.5
80.01 - 85.00                   37         9,741,341          0.93                    13   38.12    49.72   69.75        40.53
85.01 - 90.00                   91        22,429,081          2.13                    13   38.41    33.07   97.74        24.93
90.01 - 95.00                   80        16,545,792          1.57                    11   38.57    49.08     100        22.98
95.01 - 100.00                   8         1,531,074          0.15                    28   40.96     55.8   64.07        49.11
> 100.01                         -                 -             -                     -       -        -       -            -


LTV Current Distribution       Stated    Mortgage Rates %   FICO    OLTV %    CLTV%    Purchase  Investor     CA  1st Lien
--------------------------     ----------------------------------------------------------------------------------------------
< 25.00                         25.39               5.366    719      23.7    16.01       18.35      2.84   60.6       100
25.01 - 30.00                   24.72               5.499    748      28.6    28.42       34.18     28.15   40.7       100
30.01 - 35.00                   35.46               5.211    742     33.72    33.52       26.13         0   76.9       100
35.01 - 40.00                   15.27               5.219    736     38.25     37.6        8.92      1.56   65.8       100
40.01 - 45.00                   26.41               5.159    735     43.71    42.87        4.35      6.23   44.9       100
45.01 - 50.00                   34.71               5.351    715     48.42     48.1        9.93     14.11   48.6       100
50.01 - 55.00                   34.77               5.297    723     53.13    52.76        7.54     15.41   52.5       100
55.01 - 60.00                   24.39               5.448    718     58.19    57.98       23.48     17.66   48.9       100
60.01 - 65.00                   29.29                 5.4    721     63.92    63.81       30.91     24.79   48.1       100
65.01 - 70.00                   52.68               5.597    705     69.02    68.77       36.99     10.53   52.6       100
70.01 - 75.00                   54.07                5.51    710     74.11    73.85       33.52      9.54     49       100
75.01 - 80.00                   57.22               5.779    703     79.73     79.6       71.29      6.18   41.4       100
80.01 - 85.00                   39.07               5.795    692     83.15    82.73       42.68      6.11   31.8       100
85.01 - 90.00                   31.44               6.455    707     89.56    89.09       63.21     16.53   9.67       100
90.01 - 95.00                   18.37                6.64    695     94.78    94.33       78.05       4.3   1.61       100
95.01 - 100.00                  42.62               5.539    716     99.64    99.25       89.16     11.91      0       100
> 100.01                            -                   -      -         -        -           -         -      -         -


LTV Current Distribution     Silent 2nd      Simult 2nd
--------------------------  -----------------------------
< 25.00                            38.6            38.6
25.01 - 30.00                     12.67           12.67
30.01 - 35.00                     19.01           19.01
35.01 - 40.00                     17.51           17.51
40.01 - 45.00                     26.11           26.11
45.01 - 50.00                     28.34           28.34
50.01 - 55.00                     24.72           24.72
55.01 - 60.00                     32.02           32.02
60.01 - 65.00                     40.83           40.83
65.01 - 70.00                     36.07           36.07
70.01 - 75.00                     33.64           33.64
75.01 - 80.00                     68.51           68.51
80.01 - 85.00                     30.25           30.25
85.01 - 90.00                      2.64            2.64
90.01 - 95.00                         0               0
95.01 - 100.00                        0               0
> 100.01                              -               -

FICO                             #                 $            %      # Months to Reset   DTI %      IO%     MI%    Full Doc%
--------------------------   --------------------------------------------------------------------------------------------------
< 450                          4             960,323          0.09                    15    9.14        0       0         40.8
501 - 520
521 - 540                      1              93,000          0.01                    81   54.64      100       0            0
541 - 560                      1             160,320          0.02                    57    37.3      100       0          100
561 - 580                      3             492,005          0.05                    22   45.69        0       0        65.92
581 - 600                      7           1,229,419          0.12                    58   41.13    55.72   40.62         54.6
601 - 620                     48          12,308,759          1.17                    26   37.07     38.3    3.47        47.15
621 - 640                    182          51,257,865          4.87                    20   40.84    57.53    6.79        38.36
641 - 660                    383          97,723,650          9.28                    20   39.11    61.96    2.58        31.72
661 - 680                    471         143,826,814         13.66                    18   38.67     68.4    5.22        25.67
681 - 700                    524         183,132,898         17.39                    18   38.06    68.15    5.11        22.22
701 - 720                    425         153,345,535         14.56                    15   37.38    67.65    6.39        27.22
721 - 740                    324         118,019,579         11.21                    15   35.39    68.51    4.44         30.8
741 - 760                    283         113,126,825         10.74                    13   36.41    61.08    3.63        25.42
761 - 780                    231          95,653,620          9.08                    11   36.05     73.2     2.7        32.58
781 - 800                    171          67,431,657          6.40                    11   32.58    58.98     2.8        40.81
> 800                         43          14,303,560          1.36                    21   31.47    69.42    1.29        33.13


FICO                        Stated       Mortgage Rates %   FICO    OLTV %    CLTV%    Purchase  Investor     CA  1st Lien
--------------------------  -------------------------------------------------------------------------------------------------
< 450                         7.32                  6.326      0     58.63    57.51       24.61         0      0       100
501 - 520
521 - 540                      100                    5.5    536        62       62           0         0      0       100
541 - 560                        0                  5.375    547        80       80         100         0      0       100
561 - 580                        0                  6.788    571     71.89    71.74        83.8         0      0       100
581 - 600                    41.83                  6.739    590     79.35    79.25        24.4         0   31.3       100
601 - 620                    31.51                  6.307    614     70.62    70.33       30.55         0   47.9       100
621 - 640                    38.09                  6.195    631     74.69    74.46       42.07      4.01   27.8       100
641 - 660                    52.15                  6.179    652     75.69    75.57        50.8      4.33   39.8       100
661 - 680                    48.73                  5.866    671     73.16    73.05       43.23      9.28   40.2       100
681 - 700                    50.84                   5.84    690      73.1    72.89       50.69      9.13   50.7       100
701 - 720                    48.17                  5.515    711     72.42    72.17        53.1     13.58   44.2       100
721 - 740                    43.89                  5.425    730     71.64    71.38       53.81     14.57   39.2       100
741 - 760                    57.08                  5.355    750     72.17    71.84        52.4      8.92   56.6       100
761 - 780                    36.84                  5.234    770     68.35    68.19       54.44     16.13   43.2       100
781 - 800                    37.97                  5.163    789     68.59    68.3        51.91     13.14   44.1       100
> 800                        40.14                  5.342    808     64.25    64.05       51.29     19.49   37.1       100


FICO                          Silent 2nd   Simult 2nd
--------------------------  -------------------------
< 450                            51.88      51.88
501 - 520
521 - 540                            0          0
541 - 560                          100        100
561 - 580                         83.8       83.8
581 - 600                            0          0
601 - 620                         19.5       19.5
621 - 640                        40.33      40.33
641 - 660                        57.05      57.05
661 - 680                        51.46      51.46
681 - 700                        49.88      49.88
701 - 720                        52.57      52.57
721 - 740                        52.77      52.77
741 - 760                        44.68      44.68
761 - 780                        54.31      54.31
781 - 800                        36.87      36.87
> 800                            33.42      33.42

Loan Balance                     #                 $            %      # Months to Reset       DTI %      IO%      MI%    Full Doc%
--------------------------   ------------------------------------------------------------------------------------------------------
< 50,000                      17             736,495          0.07                    37       33.73    13.07     5.58        34.16
50,000.01 - 60,000.00         44           2,455,382          0.23                    19       37.05    17.76    13.84        34.14
60,000.01 - 70,000.00         27           1,768,413          0.17                    25        35.5    11.12    11.56        28.93
70,000.01 - 80,000.00         58           4,352,985          0.41                    21       37.34    41.41    12.14         34.4
80,000.01 - 90,000.00         74           6,364,293          0.60                    19       38.03    29.65     5.37        37.86
90,000.01 - 100,000.00        92           8,778,666          0.83                    22        36.6    39.01      4.3        40.35
100,000.01 - 150,000.00      409          51,116,188          4.85                    20       37.84    47.68    11.14        35.98
150,000.01 - 200,000.00      369          64,704,090          6.14                    20       38.36    56.56    10.21        33.53
200,000.01 - 250,000.00      310          69,944,315          6.64                    16       38.58    60.89      7.4        30.58
250,000.01 - 300,000.00      278          76,249,333          7.24                    17        38.9    74.72     7.55        23.55
300,000.01 - 350,000.00      214          69,777,457          6.63                    17       39.55    70.99     5.14        31.65
350,000.01 - 400,000.00      264          99,887,176          9.49                    16       36.89    62.53      5.7        28.31
400,000.01 - 450,000.00      226          96,418,132          9.16                    15       36.75    63.87     3.53        34.23
450,000.01 - 500,000.00      185          87,966,637          8.35                    16       36.43    63.37     6.53        23.17
500,000.01 - 550,000.00      124          65,033,096          6.18                    18       37.92    64.52     3.27        31.47
550,000.01 - 600,000.00       79          45,514,914          4.32                    17       37.17    77.22     1.26        31.57
600,000.01 - 650,000.00       83          52,672,004          5.00                    13       35.65    62.71     1.21        27.63
650,000.01 - 700,000.00       25          16,948,315          1.61                     5        35.1     64.2        0        39.72
700,000.01 - 750,000.00       32          23,296,592          2.21                    23       37.04    74.77        0        15.64
750,000.01 - 800,000.00       25          19,430,262          1.85                     9       36.77    76.09        4         16.1
> 800,000.01                 165         189,601,087         18.01                    11       35.43    74.52        0        26.78


Loan Balance                Stated       Mortgage Rates %   FICO    OLTV %    CLTV%    Purchase  Investor     CA  1st Lien
--------------------------  ------------------------------------------------------------------------------------------------
< 50,000                     42.4                   6.352    684     56.03    53.48        61.8     16.29   13.5       100
50,000.01 - 60,000.00        31.55                  6.767    685     72.69    71.04       68.06     16.13      0       100
60,000.01 - 70,000.00        44.86                  6.618    689     72.29    71.98       59.87     15.12   3.46       100
70,000.01 - 80,000.00        37.57                  6.904    682     75.15    74.91       61.88     10.43   1.84       100
80,000.01 - 90,000.00        36.52                  6.534    699     75.13    74.88       64.89     17.54   1.32       100
90,000.01 - 100,000.00       43.24                  6.344    691     77.75    76.97       64.26     12.91   2.16       100
100,000.01 - 150,000.00      39.82                  6.332    693     77.47    77.19       60.78     14.18   3.76       100
150,000.01 - 200,000.00      44.79                  6.074    693     76.32    76.15       57.99     13.26   13.2       100
200,000.01 - 250,000.00      50.82                  5.846    696      75.4    75.22       55.16     10.07   27.7       100
250,000.01 - 300,000.00      56.67                  5.626    706     75.67    75.46       59.68       8.9   42.4       100
300,000.01 - 350,000.00      44.82                  5.522    707        75    74.78       57.22      7.65   50.5       100
350,000.01 - 400,000.00      51.49                  5.583    710     74.09     73.8       56.36      6.04   51.1       100
400,000.01 - 450,000.00      44.37                   5.57    712      72.7    72.42       48.76     10.21   54.6       100
450,000.01 - 500,000.00      50.86                  5.715    707     75.37    75.19       55.01      8.16   47.5       100
500,000.01 - 550,000.00      46.63                  5.535    713      75.2    74.97       54.57      5.62   56.5       100
550,000.01 - 600,000.00      41.73                  5.538    715     71.43    71.24       38.93     10.05     43       100
600,000.01 - 650,000.00      53.12                  5.247    725     69.75    69.52       50.78      8.52   65.1       100
650,000.01 - 700,000.00      39.97                  5.087    730     69.84    69.34          40     15.79   48.1       100
700,000.01 - 750,000.00      49.95                  5.662    714     70.91    70.86       43.61     12.52   65.6       100
750,000.01 - 800,000.00      55.85                  5.361    722      67.7    67.62       40.06     24.21     68       100
> 800,000.01                 42.48                  5.483    717     63.29    63.17       34.31     14.23   49.5       100


Loan Balance                 Silent 2nd   Simult 2nd
-------------------------- -------------------------
< 50,000                          11.91        11.91
50,000.01 - 60,000.00              44.9         44.9
60,000.01 - 70,000.00             48.29        48.29
70,000.01 - 80,000.00             65.11        65.11
80,000.01 - 90,000.00             59.56        59.56
90,000.01 - 100,000.00            61.77        61.77
100,000.01 - 150,000.00           60.89        60.89
150,000.01 - 200,000.00           57.54        57.54
200,000.01 - 250,000.00           57.85        57.85
250,000.01 - 300,000.00           56.25        56.25
300,000.01 - 350,000.00           56.35        56.35
350,000.01 - 400,000.00           48.24        48.24
400,000.01 - 450,000.00           43.05        43.05
450,000.01 - 500,000.00           47.12        47.12
500,000.01 - 550,000.00           49.86        49.86
550,000.01 - 600,000.00           37.86        37.86
600,000.01 - 650,000.00           50.58        50.58
650,000.01 - 700,000.00           28.05        28.05
700,000.01 - 750,000.00           31.31        31.31
750,000.01 - 800,000.00           40.29        40.29
> 800,000.01                      46.33        46.33

DTI                              #                 $            %      # Months to Reset   DTI %      IO%     MI%    Full Doc%
--------------------------   --------------------------------------------------------------------------------------------------
< 20.00                      763         273,121,148         25.94                    11   13.67    64.43   7.69           8.3
20.01 - 25.00                132          48,713,927          4.63                     8   22.79    58.79   3.73         42.39
25.01 - 30.00                216          73,178,509          6.95                    11   27.79    60.76   3.22          36.1
30.01 - 35.00                366         127,514,428         12.11                    19   32.59    68.23   2.76          25.7
35.01 - 40.00                529         186,914,993         17.75                    19   37.53    70.12   3.89         35.43
40.01 - 45.00                570         187,964,220         17.85                    17   42.61    69.51   3.58         34.43
45.01 - 50.00                435         125,190,119         11.89                    19   47.67    67.64   2.17         42.26
50.01 - 55.00                 77          25,467,654          2.42                    17   51.87    29.57    6.8         64.01
> 55.00                       13           5,000,831          0.47                     8   61.44     45.1   9.34          64.9


DTI                         Stated       Mortgage Rates %   FICO    OLTV %    CLTV%    Purchase  Investor     CA   1st Lien
--------------------------  ------------------------------------------------------------------------------------------------
< 20.00                       5.16                   5.91    716     66.22       66       39.66    16.78    37.1        100
20.01 - 25.00                56.04                  5.119    725     70.65    70.31       39.41     15.6    27.6        100
25.01 - 30.00                62.36                  5.326    719     73.19    72.85       52.84     6.52      41        100
30.01 - 35.00                71.49                  5.475    710     72.14    71.95       43.96     7.69    49.1        100
35.01 - 40.00                 62.1                  5.501    706     74.86    74.64       53.27     7.94    49.8        100
40.01 - 45.00                63.07                  5.758    705     75.11    74.95       57.49     9.18    52.9        100
45.01 - 50.00                57.04                  5.784    696      76.2    76.09       66.08     6.04    44.2        100
50.01 - 55.00                35.65                  5.247    704     76.55    76.03       57.62     6.84    34.6        100
> 55.00                       35.1                  5.714    688     67.57    67.36       48.85    42.53    7.13        100


DTI                          Silent 2nd   Simult 2nd
-------------------------- -------------------------
< 20.00                           35.14        35.14
20.01 - 25.00                      30.2         30.2
25.01 - 30.00                     52.22        52.22
30.01 - 35.00                     48.28        48.28
35.01 - 40.00                     53.79        53.79
40.01 - 45.00                     59.27        59.27
45.01 - 50.00                     67.79        67.79
50.01 - 55.00                     48.55        48.55
> 55.00                           12.67        12.67

10%                              #                 $            %      # Months to Reset    DTI %      IO%     MI%    Full Doc%
--------------------------   --------------------------------------------------------------------------------------------------
2 year                         359        90,293,747         8.57                     21    43.03      100       0        29.35
3 year                          55        21,223,846         2.02                     33    39.28      100       0        18.45
5 year                         255        96,454,808         9.16                     20     35.7      100    1.79        53.46
Other IO                     1,176       484,302,620        45.99                     13    36.25      100    3.51        24.96
Non-IO                       1,256       360,790,808        34.26                     14    36.72        0       8        28.56


10%                         Stated       Mortgage Rates %   FICO    OLTV %    CLTV%     Purchase   Investor     CA  1st Lien
--------------------------  ------------------------------------------------------------------------------------------------
2 year                       70.65                  6.023    691     79.49    79.49        85.79        0.9    57.4      100
3 year                       71.77                  5.823    711     76.44    76.43        75.06      15.12    72.9      100
5 year                       41.97                  4.727    722     72.53    72.35        48.69       3.42    32.2      100
Other IO                     42.74                  5.732    711     70.91    70.89        47.11      15.06    47.5      100
Non-IO                       46.73                  5.678    707     71.73    71.18        44.69       8.66    37.7      100


10%                          Silent 2nd   Simult 2nd
--------------------------   -----------------------
2 year                            93.13        93.13
3 year                            77.58        77.58
5 year                             53.1         53.1
Other IO                          52.37        52.37
Non-IO                            31.84        31.84

Initial Fixed Period             #                 $             %      # Months to Reset    DTI %      IO%     MI%   Full Doc%
--------------------------   --------------------------------------------------------------------------------------------------
1 month                          8         5,515,619          0.52                     1   33.78       89.57   7.01          0
3 month                         31        13,154,569          1.25                     1   31.99       94.32   3.11      33.23
4 month                          -                 -             -                     -       -           -      -          -
6 month                        511       214,862,103         20.40                     3   34.74       96.77   3.39      46.34
12 month                       380       149,020,516         14.15                     8    36.6       25.59   8.04      34.65
24 month                       749       160,121,140         15.21                    21   42.15       66.67      0      27.56
36 month                       136        51,475,874          4.89                    22   32.08          48   2.23      51.67
60 month                       147        53,890,263          5.12                    57   37.96       91.08   2.47      32.18
Other Arm Loans                 31        10,477,259          1.00                    79   33.42       87.82   8.05      42.33
Fixed Loans                  1,108       394,548,487         37.47                     0   37.09       60.61   6.14      14.65


Initial Fixed Period         Stated       Mortgage Rates %   FICO    OLTV %    CLTV%    Purchase    Investor     CA  1st Lien
--------------------------   ------------------------------------------------------------------------------------------------
1 month                       86.55                  5.604   694      76.36    76.27       46.65        3.93    75.8      100
3 month                       56.89                  4.965   715       75.3    75.25       66.97       14.61    34.9      100
4 month                           -                      -     -          -        -           -           -       -        -
6 month                       20.28                  4.627   725      69.43    69.31       50.77       21.54    14.4      100
12 month                      63.45                  4.783   720      74.56    74.16       55.46        4.93    43.3      100
24 month                      68.18                  6.209   689      79.11    79.04       81.79        6.07    41.2      100
36 month                      36.93                  5.359   715      71.61    70.11       52.24         7.9    57.7      100
60 month                      53.68                  6.134   701      74.03    74.01       55.13          15    56.4      100
Other Arm Loans               43.77                  5.758   729      73.81    73.78       68.38        17.6    27.7      100
Fixed Loans                   46.38                  6.296   704       69.6    69.48       33.43        8.12    58.6      100


Initial Fixed Period         Silent 2nd   Simult 2nd
--------------------------   -----------------------
1 month                           30.12        30.12
3 month                           72.19        72.19
4 month                               -            -
6 month                           59.46        59.46
12 month                          43.21        43.21
24 month                          90.49        90.49
36 month                          53.15        53.15
60 month                          58.49        58.49
Other Arm Loans                    41.7         41.7
Fixed Loans                       27.58        27.58

Purpose                          #                 $             %      # Months to Reset    DTI %      IO%     MI%   Full Doc%
--------------------------   --------------------------------------------------------------------------------------------------
Purchase                     1,717       529,728,094         50.30                     17    38.39    69.56    5.52       28.63
Cash Out Refinance             919       355,692,634         33.78                     16    36.82    63.82    2.35       25.16
Rate Term Refinance            465       167,645,103         15.92                     10    33.82    57.73    5.98       38.61


Purpose                      Stated       Mortgage Rates %   FICO    OLTV %    CLTV%    Purchase    Investor     CA  1st Lien
--------------------------   ------------------------------------------------------------------------------------------------
Purchase                      52.53                  5.709    712     77.04    76.86         100       12.03    39.7      100
Cash Out Refinance            42.27                  5.761    700     67.48    67.31           0        9.88    52.8      100
Rate Term Refinance           39.63                  5.219    719     66.85    66.43           0        7.54    39.6      100


Purpose                      Silent 2nd   Simult 2nd
--------------------------   -----------------------
Purchase                         70.08        70.08
Cash Out Refinance               23.21        23.21
Rate Term Refinance              39.66        39.66

Occupancy                        #                 $             %      # Months to Reset    DTI %      IO%     MI%   Full Doc%
--------------------------   --------------------------------------------------------------------------------------------------
Investor                       333       111,534,791         10.59                     15    36.25    71.97    4.5        30.03
Owner Occupied               2,646       892,145,757         84.72                     17    37.44    64.43    4.47       28.34
Second Home                    122        49,385,282          4.69                      7    33.42    75.38    5.58       39.55


Occupancy                    Stated       Mortgage Rates %   FICO    OLTV %    CLTV%    Purchase    Investor     CA    1st Lien
--------------------------   --------------------------------------------------------------------------------------------------
Investor                      31.87                  5.797    723     69.12    69.03       57.16         100    29.4        100
Owner Occupied                49.97                  5.646    706     72.71    72.47       48.55           0    47.2        100
Second Home                   27.68                  5.362    729     69.76     69.6       66.57           0    21.7        100


Occupancy                    Silent 2nd   Simult 2nd
--------------------------   -----------------------
Investor                           43.7         43.7
Owner Occupied                    50.31        50.31
Second Home                       45.98        45.98


Property Type                    #                 $             %      # Months to Reset    DTI %      IO%     MI%   Full Doc%
--------------------------   --------------------------------------------------------------------------------------------------
2-4 Family                     179        61,482,325          5.84                     26    40.63    59.96    3.04       23.56
Co-op                            7         1,110,333          0.11                      0    40.04    43.23   11.23       25.53
Condominium                    314        88,338,910          8.39                     13    36.89    63.09    6.62       33.24
PUD                            720       280,239,215         26.61                     14    37.07    72.85     3.3       29.76
Single Family                1,881       621,895,049         59.06                     17    36.89    63.52    4.91       28.68
Townhouse                        -               -              -                       -       -       -       -           -


Property Type                Stated       Mortgage Rates %   FICO    OLTV %    CLTV%    Purchase    Investor     CA    1st Lien
--------------------------   --------------------------------------------------------------------------------------------------
2-4 Family                    55.99                6.277      706    72.99    72.89      53.04       38.86     47.8      100
Co-op                         48.62                6.546      703    79.79    78.84      80.54        5.39     43.2      100
Condominium                   44.88                5.435      714    74.55    74.32      64.63       17.25     43.5      100
PUD                           43.89                5.458      708    72.22    72.08      54.77        9.27     31.4      100
Single Family                 47.83                5.701      709    71.75    71.49      45.93        7.46     49.6      100
Townhouse                      -                     -         -        -       -         -            -        -        -


Property Type                Silent 2nd   Simult 2nd
--------------------------   -----------------------
2-4 Family                        51.25      51.25
Co-op                                 0          0
Condominium                       51.41      51.41
PUD                               54.74      54.74
Single Family                     46.62      46.62
Townhouse                           -          -

Documentation Type               #                 $             %      # Months to Reset    DTI %      IO%     MI%   Full Doc%
--------------------------   --------------------------------------------------------------------------------------------------
Full                           958       305,887,315         29.05                     14    37.27    66.32    4.36         100
Limited                      1,364       470,878,608         44.72                     18    37.26     66.9    2.77           0
No Documentation               408       130,053,374         12.35                     19    27.47    54.19   11.49           0
No Ratio                       297       122,066,103         11.59                     10    34.91    75.76    5.04           0
Reduced                         17         3,060,327          0.29                     81    35.99     4.66       0           0
Stated Income                   -              -               -                       -       -         -        -           -
Stated                          57        21,120,104          2.01                     48    37.75    53.48    0.77           0
Unknown                         -              -               -                       -       -         -        -           -


Documentation Type           Stated       Mortgage Rates %   FICO    OLTV %    CLTV%    Purchase    Investor     CA    1st Lien
--------------------------   --------------------------------------------------------------------------------------------------
Full                            0                  5.047      710    73.05     72.64     49.59         10.95   32.8      100
Limited                       100                  5.781      707    74.75     74.62        57          7.03   54.7      100
No Documentation                0                  6.283      717    65.25     65.08     31.56          6.22     50      100
No Ratio                        0                  5.848      704    68.53     68.43     48.11         28.19     24      100
Reduced                       100                  5.482      755    61.09     60.58     31.82             0    7.5      100
Stated Income                  -                     -         -        -        -         -             -       -        -
Stated                        100                  6.365      704    67.99     67.88      42.1         11.45   56.2      100
Unknown                        -                     -         -        -        -         -             -       -        -


Documentation Type           Silent 2nd   Simult 2nd
--------------------------   -----------------------
Full                             51.02      51.02
Limited                          56.27      56.27
No Documentation                 21.71      21.71
No Ratio                          50.3       50.3
Reduced                          53.23      53.23
Stated Income                      -          -
Stated                           37.87      37.87
Unknown                            -          -

Delinquency Status               #                 $             %      # Months to Reset    DTI %      IO%     MI%   Full Doc%
--------------------------   --------------------------------------------------------------------------------------------------
Current                      3,078     1,048,046,447         99.52                     16    37.17    65.86    4.49       29.12
1 month dq                      23         5,019,383          0.48                     32    37.43    39.78   11.59       12.91


Delinquency Status           Stated       Mortgage Rates %   FICO    OLTV %    CLTV%    Purchase    Investor     CA    1st Lien
--------------------------   --------------------------------------------------------------------------------------------------
Current                       47.01                5.644      709    72.18     71.97      50.23        10.48    44.2      100
1 month dq                    46.79                6.496      706    73.84     73.17      64.64        33.09    28.8      100



Delinquency Status           Silent 2nd   Simult 2nd
--------------------------   -----------------------
Current                           49.43      49.43
1 month dq                        43.92      43.92



Breakdown of Geographic Distribution for Loans <100,000 and >500,000 Stratified by LTV, CLTV, FICO and DTI
Based of the Original Balance

Geographic Distribution          #                 $             %      # Months to Reset    DTI %      IO%     MI%   Full Doc%
--------------------------   --------------------------------------------------------------------------------------------------
Alabama                          2           760,000          0.17                      3     24.7      100       0        100
Arizona                         22         8,225,670          1.88                     17    35.22    73.61       0      38.49
California                     300       222,084,537         50.83                     20     36.9    72.74    0.23      18.08
Colorado                        13         7,054,123          1.61                     22    33.16    55.06   11.01      31.14
Connecticut                      1            70,976          0.02                      0        0        0       0          0
Delaware                         1           787,500          0.18                      3    46.52      100       0        100
District of Columbia             6         4,986,174          1.14                     20       28    69.42   10.74       39.9
Florida                         49        23,021,870          5.27                     16    31.17     42.6    1.24      24.63
Georgia                         17         7,262,526          1.66                      3    35.16    97.11    0.75      49.79
Hawaii                           6         5,126,203          1.17                      9    36.61    40.98       0          0
Idaho                            6         2,268,194          0.52                     11    31.65    29.21       0      61.46
Illinois                        33        12,839,418          2.94                     10    36.85    32.91       0      54.42
Indiana                         20         2,663,424          0.61                     21    37.17    46.74   22.94      46.78
Kansas                           1            98,603          0.02                      0        0        0     100          0
Kentucky                         7           556,830          0.13                     21    40.49    76.47   13.85      56.58
Louisiana                        3           622,886          0.14                      4    39.13     7.47       0          0
Maine                            1            87,516          0.02                      0    52.45        0       0          0
Maryland                         9         4,130,549          0.95                      4    32.23    95.78    2.09      49.93
Massachusetts                   12        11,335,622          2.59                      8    30.81    69.38    4.75      73.13
Michigan                        21         2,991,915          0.68                     13    26.17    27.13       0      75.35
Minnesota                       13         5,501,736          1.26                     19    36.22    49.44    1.04      37.17
Mississippi                      2           159,436          0.04                      0    39.16     57.2    42.8          0
Missouri                        15         2,451,395          0.56                     13    35.35    13.67    3.68      44.93
Montana                          1            59,777          0.01                      0        0        0       0          0
Nevada                           8         4,805,482          1.10                      7    33.88    85.92       0      14.32
New Hampshire                    1           520,000          0.12                      3     33.4      100       0          0
New Jersey                      12         7,543,297          1.73                      5    38.51    62.67    8.44      54.12
New Mexico                       2           115,751          0.03                      0    27.89        0       0          0
New York                        22        11,233,929          2.57                     20    42.36    40.35     1.1      23.95
North Carolina                   2           139,400          0.03                      4    21.92      100   63.59      36.41
North Dakota                     2           185,266          0.04                     22    37.87      100       0      50.82
Ohio                            23         2,430,148          0.56                     13     37.2    63.46    3.07      58.54
Oklahoma                         6           386,671          0.09                     34    31.26    50.29       0      43.43
Oregon                           5         3,803,167          0.87                     12    28.78    82.59       0       2.52
Pennsylvania                     7         2,296,952          0.53                      8    26.58    22.04       0      92.43
Rhode Island                     1           599,844          0.14                      0        0      100       0          0
South Carolina                  60        50,398,884         11.53                      4    40.93    98.85       0      37.21
Tennessee                       18         2,223,904          0.51                     17    37.06    15.79    2.59      41.18
Texas                           62         8,447,989          1.93                     18    35.23     20.2   12.98      23.16
Utah                             6           506,569          0.12                     14    41.02    88.67       0      62.57
Vermont                          1            72,668          0.02                      0     48.3        0       0        100
Virginia                        25        13,702,943          3.14                     20    35.27    77.99       0      34.89
Washington                       8         1,626,205          0.37                     28    42.75    83.99    4.71        5.8
West Virginia                    2           107,592          0.02                      0    35.68        0       0        100
Wisconsin                        3           649,773          0.15                     10    35.89        0       0      13.15


Geographic Distribution      Stated       Mortgage Rates %   FICO    OLTV %    CLTV%    Purchase    Investor    CA    1st Lien
--------------------------   --------------------------------------------------------------------------------------------------
Alabama                          0                 5.624      755       80       80       100           100     0      100
Arizona                      58.36                  5.37      719    72.89    72.75     48.54          1.05     0      100
California                   60.48                 5.676      716    68.13    67.98     35.93          7.55   100      100
Colorado                     27.67                 5.707      698    71.44    71.02     17.04             0     0      100
Connecticut                      0                  7.25      713       80    79.75       100             0     0      100
Delaware                         0                 3.625      766       70       70       100             0     0      100
District of Columbia         39.19                 5.867      707    65.92    65.65     30.68             0     0      100
Florida                      34.91                 5.671      708    68.82    68.56      52.4           9.1     0      100
Georgia                      27.94                 5.232      698    62.25    61.44     23.23          4.21     0      100
Hawaii                       59.62                 5.924      727     70.2    70.08     45.42         12.65     0      100
Idaho                        38.54                 4.957      722    67.66    67.54     70.79             0     0      100
Illinois                     34.66                 4.779      734    67.19    66.39     42.28          2.42     0      100
Indiana                      18.93                 5.871      690    79.46    79.23     63.23         12.23     0      100
Kansas                           0                 7.875      682    89.95    89.64         0             0     0      100
Kentucky                     29.57                 6.769      652    80.83    80.74     70.43             0     0      100
Louisiana                     15.9                 5.546      748    60.92    60.78      15.9             0     0      100
Maine                            0                   6.5      712       80    79.56       100             0     0      100
Maryland                      26.1                 4.682      710    72.08    72.05       6.5          4.41     0      100
Massachusetts                 4.85                 4.663      717    66.01    65.92     39.88           4.9     0      100
Michigan                     16.99                 5.645      683     73.2    70.71     41.02         10.49     0      100
Minnesota                    20.57                 5.897      723    68.08    67.84     44.57             0     0      100
Mississippi                    100                 7.178      702    82.14    81.82      57.2             0     0      100
Missouri                     51.39                 5.109      711     70.8    70.37     55.42             0     0      100
Montana                          0                 6.875      779       80     79.7       100             0     0      100
Nevada                       74.56                 5.561      701    70.85    70.81     73.84         22.33     0      100
New Hampshire                  100                   4.5      760    77.61    77.61       100             0     0      100
New Jersey                    32.7                 4.524      715    75.73     75.6     47.66          7.75     0      100
New Mexico                     100                 5.375      763    59.52    59.08     42.88             0     0      100
New York                     51.51                 6.299      723    71.64    71.05     49.65         26.16     0      100
North Carolina                   0                 6.296      696    82.69    82.69       100           100     0      100
North Dakota                 49.18                 5.695      739       80       80       100             0     0      100
Ohio                         26.17                 5.673      722    67.73    67.56      56.7          7.04     0      100
Oklahoma                     41.11                 6.729      671    76.93    76.72      65.5             0     0      100
Oregon                       58.03                 5.533      723    66.82    66.78     19.94             0     0      100
Pennsylvania                     0                  4.71      714    68.28    67.97     67.72             0     0      100
Rhode Island                     0                  6.25      664    57.14    57.13         0             0     0      100
South Carolina                0.19                 4.932      730    60.02    60.02     52.66         49.54     0      100
Tennessee                    28.63                 6.047      716    74.79    72.34     65.53          3.99     0      100
Texas                        55.05                 6.471      687    80.18    79.92     74.87          4.08     0      100
Utah                         37.43                 6.188      672    77.95    77.91     44.02             0     0      100
Vermont                          0                   6.5      729       70    69.87       100           100     0      100
Virginia                     51.04                 5.376      704    75.86    75.77     59.71           4.7     0      100
Washington                   84.47                 5.649      683    77.59    77.47     47.96             0     0      100
West Virginia                    0                 5.544      701       64    57.67         0             0     0      100
Wisconsin                    78.91                   5.8      696    69.53    69.26     21.09             0     0      100


Geographic Distribution      Silent 2nd   Simult 2nd
--------------------------   -----------------------
Alabama                           11.05      11.05
Arizona                           72.27      72.27
California                        36.75      36.75
Colorado                          39.35      39.35
Connecticut                           0          0
Delaware                            100        100
District of Columbia              39.99      39.99
Florida                           46.04      46.04
Georgia                           37.17      37.17
Hawaii                            26.77      26.77
Idaho                              9.33       9.33
Illinois                          49.89      49.89
Indiana                            36.9       36.9
Kansas                                0          0
Kentucky                          86.15      86.15
Louisiana                          8.43       8.43
Maine                                 0          0
Maryland                          41.43      41.43
Massachusetts                     76.41      76.41
Michigan                          34.99      34.99
Minnesota                         59.98      59.98
Mississippi                        57.2       57.2
Missouri                          32.42      32.42
Montana                               0          0
Nevada                            61.03      61.03
New Hampshire                       100        100
New Jersey                        38.71      38.71
New Mexico                        42.88      42.88
New York                           22.9       22.9
North Carolina                    36.41      36.41
North Dakota                        100        100
Ohio                              77.66      77.66
Oklahoma                          71.68      71.68
Oregon                            82.59      82.59
Pennsylvania                      43.82      43.82
Rhode Island                          0          0
South Carolina                    72.84      72.84
Tennessee                          64.5       64.5
Texas                             39.05      39.05
Utah                                100        100
Vermont                             100        100
Virginia                          57.29      57.29
Washington                        42.16      42.16
West Virginia                         0          0
Wisconsin                         13.15      13.15

Loan-to-Value Ratio(%)           #                 $             %      # Months to Reset    DTI %      IO%     MI%   Full Doc%
--------------------------   --------------------------------------------------------------------------------------------------
<= 25.00                         7           498,069          0.11                      7   29.707        0       0      32.08
25.01 - 30.00                    4           243,362          0.06                      3   45.292    41.01       0      28.39
30.01 - 35.00                    7         3,010,147          0.69                      9   40.458    51.79       0       3.63
35.01 - 40.00                   16         9,516,353          2.18                     33   26.237     73.9       0      16.71
40.01 - 45.00                   10         7,489,746          1.71                      4   19.548    85.76       0      37.35
45.01 - 50.00                   23        23,303,854          5.33                      3   32.776    69.88       0      22.58
50.01 - 55.00                   25        17,249,531          3.95                      5   34.378    59.89       0      22.09
55.01 - 60.00                   49        42,463,145          9.72                      9   39.063    68.01       0      27.61
60.01 - 65.00                  112        84,826,457         19.41                     10   35.703    76.82       0      26.06
65.01 - 70.00                   72        46,730,837         10.69                     17   34.159    68.74       0      24.09
70.01 - 75.00                   96        56,538,364         12.94                     12   35.145    67.02       0      25.89
75.01 - 80.00                  382       138,457,780         31.69                     18   38.186    68.26    0.11      34.36
80.01 - 85.00                    5         1,564,429          0.36                      6   39.062     41.1    58.9          0
85.01 - 90.00                   13         3,305,697          0.76                     10   42.935    19.91     100      19.01
90.01 - 95.00                   14         1,563,174          0.36                      4   34.067    52.81     100      40.72
95.01 - 100.00                   2           182,368          0.04                      0   44.386        0       0        100


Loan-to-Value Ratio (%)      Stated       Mortgage Rates %   FICO    OLTV %    CLTV%    Purchase    Investor    CA    1st Lien
--------------------------   --------------------------------------------------------------------------------------------------
<= 25.00                      40.65                 5.938      717    29.69   11.565     51.38         10.01  32.3      100
25.01 - 30.00                 49.71                 4.697      736    27.86   27.707       100          21.9     0      100
30.01 - 35.00                 42.93                 4.875      738    34.15   34.049     46.56             0  94.7      100
35.01 - 40.00                 20.63                 5.237      733    38.48   37.702       6.3             0  79.4      100
40.01 - 45.00                 10.65                 5.172      748    43.70   42.925         0          9.61  29.6      100
45.01 - 50.00                 35.73                 5.278      717    48.48   48.094      9.44         18.44  34.5      100
50.01 - 55.00                 31.58                 5.112      721    53.15   52.647      6.27         21.57  45.6      100
55.01 - 60.00                 22.72                 5.507      718    58.35   58.232     27.57          20.8  48.7      100
60.01 - 65.00                  34.1                 5.415      721    63.93    63.81     34.08         24.56  49.2      100
65.01 - 70.00                 65.31                 5.588      716    68.97   68.845     44.68          4.27  59.5      100
70.01 - 75.00                 60.15                 5.529      714    74.27   74.119     35.96          8.95  55.3      100
75.01 - 80.00                 53.11                 5.647      710    79.58   79.426     67.55          5.41  51.2      100
80.01 - 85.00                 59.95                 5.831      693    83.26   82.674      41.1             0  35.2      100
85.01 - 90.00                 32.78                 6.562      722    89.83   89.411     57.13          4.77  15.5      100
90.01 - 95.00                  8.64                 6.376      687    94.99   94.576     59.28             0     0      100
95.01 - 100.00                    0                   6.5      705   100.00   99.709       100           100     0      100


Loan-to-Value Ratio (%)      Silent 2nd   Simult 2nd
--------------------------   -----------------------
<= 25.00                            14.98      14.98
25.01 - 30.00                           0          0
30.01 - 35.00                       33.19      33.19
35.01 - 40.00                       21.62      21.62
40.01 - 45.00                       19.73      19.73
45.01 - 50.00                       33.21      33.21
50.01 - 55.00                       36.21      36.21
55.01 - 60.00                       38.47      38.47
60.01 - 65.00                       46.65      46.65
65.01 - 70.00                       43.64      43.64
70.01 - 75.00                       40.88      40.88
75.01 - 80.00                       57.17      57.17
80.01 - 85.00                        41.1       41.1
85.01 - 90.00                           0          0
90.01 - 95.00                           0          0
95.01 - 100.00                          0          0

Combined Current LTV             #                 $             %      # Months to Reset    DTI %      IO%     MI%   Full Doc%
--------------------------   --------------------------------------------------------------------------------------------------
<= 25.00                         7           498,069          0.11                      7   29.707        0       0      32.08
25.01 - 30.00                    4           243,362          0.06                      3   45.292    41.01       0      28.39
30.01 - 35.00                    7         3,010,147          0.69                      9   40.458    51.79       0       3.63
35.01 - 40.00                   16         9,516,353          2.18                     33   26.237     73.9       0      16.71
40.01 - 45.00                   10         7,489,746          1.71                      4   19.548    85.76       0      37.35
45.01 - 50.00                   23        23,303,854          5.33                      3   32.776    69.88       0      22.58
50.01 - 55.00                   25        17,249,531          3.95                      5   34.378    59.89       0      22.09
55.01 - 60.00                   49        42,463,145          9.72                      9   39.063    68.01       0      27.61
60.01 - 65.00                  112        84,826,457         19.41                     10   35.703    76.82       0      26.06
65.01 - 70.00                   72        46,730,837         10.69                     17   34.159    68.74       0      24.09
70.01 - 75.00                   96        56,538,364         12.94                     12   35.145    67.02       0      25.89
75.01 - 80.00                  382       138,457,780         31.69                     18   38.186    68.26    0.11      34.36
80.01 - 85.00                    5         1,564,429          0.36                      6   39.062     41.1    58.9          0
85.01 - 90.00                   13         3,305,697          0.76                     10   42.935    19.91     100      19.01
90.01 - 95.00                   14         1,563,174          0.36                      4   34.067    52.81     100      40.72
95.01 - 100.00                   2           182,368          0.04                      0   44.386        0       0        100


Combined Current LTV         Stated       Mortgage Rates %   FICO    OLTV %    CLTV%    Purchase    Investor    CA    1st Lien
--------------------------   --------------------------------------------------------------------------------------------------
<= 25.00                      40.65                 5.938      717    29.69   11.565     51.38         10.01  32.3      100
25.01 - 30.00                 49.71                 4.697      736    27.86   27.707       100          21.9     0      100
30.01 - 35.00                 42.93                 4.875      738    34.15   34.049     46.56             0  94.7      100
35.01 - 40.00                 20.63                 5.237      733    38.48   37.702       6.3             0  79.4      100
40.01 - 45.00                 10.65                 5.172      748    43.70   42.925         0          9.61  29.6      100
45.01 - 50.00                 35.73                 5.278      717    48.48   48.094      9.44         18.44  34.5      100
50.01 - 55.00                 31.58                 5.112      721    53.15   52.647      6.27         21.57  45.6      100
55.01 - 60.00                 22.72                 5.507      718    58.35   58.232     27.57          20.8  48.7      100
60.01 - 65.00                 34.1                  5.415      721    63.93   63.81     34.08          24.56  49.2      100
65.01 - 70.00                 65.31                 5.588      716    68.97   68.845     44.68          4.27  59.5      100
70.01 - 75.00                 60.15                 5.529      714    74.27   74.119     35.96          8.95  55.3      100
75.01 - 80.00                 53.11                 5.647      710    79.58   79.426     67.55          5.41  51.2      100
80.01 - 85.00                 59.95                 5.831      693    83.26   82.674      41.1             0  35.2      100
85.01 - 90.00                 32.78                 6.562      722    89.83   89.411     57.13          4.77  15.5      100
90.01 - 95.00                  8.64                 6.376      687    94.99   94.576     59.28             0     0      100
95.01 - 100.00                    0                   6.5      705   100.00   99.709       100           100     0      100


Combined Current LTV         Silent 2nd   Simult 2nd
--------------------------   -----------------------
<= 25.00                          14.98      14.98
25.01 - 30.00                         0          0
30.01 - 35.00                     33.19      33.19
35.01 - 40.00                     21.62      21.62
40.01 - 45.00                     19.73      19.73
45.01 - 50.00                     33.21      33.21
50.01 - 55.00                     36.21      36.21
55.01 - 60.00                     38.47      38.47
60.01 - 65.00                     46.65      46.65
65.01 - 70.00                     43.64      43.64
70.01 - 75.00                     40.88      40.88
75.01 - 80.00                     57.17      57.17
80.01 - 85.00                      41.1       41.1
85.01 - 90.00                         0          0
90.01 - 95.00                         0          0
95.01 - 100.00                        0          0


FICO Score                       #                 $             %      # Months to Reset    DTI %      IO%     MI%   Full Doc%
--------------------------   --------------------------------------------------------------------------------------------------
< 450                            1            70,303          0.02                     56    11.71        0       0          0
520 - 540                        1            93,000          0.02                     81    54.64      100       0          0
560 - 580                        1            79,708          0.02                      0     34.3        0       0        100
580 - 600                        2           130,857          0.03                      0     44.1        0       0      66.39
600 - 620                       11         3,722,408          0.85                     24    27.86    18.23       0      50.03
620 - 640                       39        14,530,400          3.33                     15    39.08    57.67     1.2      45.27
640 - 660                       97        29,998,640          6.87                     18     37.7    60.73    0.98      37.89
660 - 680                      115        50,556,307         11.57                     13    36.09    74.29    0.85       17.9
680 - 700                      145        79,144,034         18.11                     19    37.15    75.45    1.36         20
700 - 720                      116        66,105,947         15.13                     14    37.16    70.38    4.01      24.64
720 - 740                       82        50,254,521         11.50                     13    34.01    71.18    1.49      34.97
740 - 760                       88        55,048,992         12.60                     11     36.5    61.79       0      23.09
760 - 780                       73        47,750,354         10.93                     10    37.46    78.05       0      37.89
780 - 800                       56        33,296,616          7.62                      8    32.94    57.55    1.72      35.35
>800                            10         6,161,228          1.41                     18    29.39    81.84       0       20.4


Fico Score                   Stated       Mortgage Rates %   FICO    OLTV %    CLTV%    Purchase    Investor    CA    1st Lien
--------------------------   --------------------------------------------------------------------------------------------------
< 450                           100                   6.5        0       80    79.71       100             0     0      100
520 - 540                       100                   5.5      536       62       62         0             0     0      100
560 - 580                         0                   6.5      572    60.61    60.39         0             0     0      100
580 - 600                         0                 7.875      597    60.56    60.45         0             0     0      100
600 - 620                     22.28                 5.999      612    71.19    70.56     52.25             0  73.1      100
620 - 640                     25.16                 6.001      631    69.83    69.52     36.14          4.91  27.6      100
640 - 660                     46.06                  6.19      652    72.44    72.28     36.62          6.07  54.6      100
660 - 680                     52.67                 5.689      671    67.41    67.33     22.77         14.22    45      100
680 - 700                     48.63                 5.813      690    69.46    69.26      37.7           5.7  57.7      100
700 - 720                     49.62                 5.326      711    68.79    68.51     46.82         13.32  50.6      100
720 - 740                     30.21                 5.327      731    66.48    66.21     45.96          19.7  40.3      100
740 - 760                     62.21                 5.257      751    69.91    69.64     47.61          6.16  69.7      100
760 - 780                     25.32                 5.301      771    65.55    65.42     51.85         22.95    41      100
780 - 800                     47.28                 5.055      790    65.56    65.26     52.19         11.48  48.1      100
>800                          53.63                 5.391      808    59.77     59.7     45.06         36.78    47      100


Fico Score                   Silent 2nd   Simult 2nd
--------------------------   -----------------------
< 450                                  0          0
520 - 540                              0          0
560 - 580                              0          0
580 - 600                              0          0
600 - 620                          17.25      17.25
620 - 640                          25.37      25.37
640 - 660                          42.98      42.98
660 - 680                          39.45      39.45
680 - 700                           45.3       45.3
700 - 720                          47.31      47.31
720 - 740                          51.74      51.74
740 - 760                          39.03      39.03
760 - 780                          66.16      66.16
780 - 800                          38.29      38.29
>800                               27.33      27.33

DTI                              #                 $             %      # Months to Reset    DTI %      IO%     MI%   Full Doc%
--------------------------   --------------------------------------------------------------------------------------------------
<= 20.00                       228       128,255,209         29.35                     11    14.17    72.51    2.04       8.65
20.01 - 25.00                   43        23,609,144          5.40                      7    22.76     56.2       0       37.2
25.01 - 30.00                   64        32,530,931          7.45                      9     27.9    52.96       0      33.61
30.01 - 35.00                  110        57,148,446         13.08                     23    32.66    69.92    2.23      16.58
35.01 - 40.00                  143        76,116,337         17.42                     18    37.42    72.81    1.07      38.42
40.01 - 45.00                  143        70,699,517         16.18                     11     42.6    77.11    0.82      36.87
45.01 - 50.00                   84        36,910,080          8.45                     12    47.46    68.17    0.23      49.67
50.01 - 55.00                   19         9,719,911          2.22                     14     51.8    20.21    5.88      69.06
55.01 >=                         3         1,953,738          0.45                      4    61.63     97.2       0       97.2


DTI                          Stated       Mortgage Rates %   FICO    OLTV %    CLTV%    Purchase    Investor    CA    1st Lien
--------------------------   --------------------------------------------------------------------------------------------------
<= 20.00                       3.39                 5.766      721    61.76    61.55     36.14         17.13  39.9      100
20.01 - 25.00                 62.39                 5.168      718     67.5    67.36     39.13         13.43  31.5      100
25.01 - 30.00                 64.44                 5.254      722    72.13    71.72     56.94          8.87  50.8      100
30.01 - 35.00                  82.1                 5.504      712    68.85    68.74      34.6         10.97  64.2      100
35.01 - 40.00                 58.57                 5.298      714    71.98    71.65     42.22          7.73  55.8      100
40.01 - 45.00                 62.11                 5.636      710    71.51    71.38     45.98         12.17  63.1      100
45.01 - 50.00                 50.18                 5.511      718    71.43    71.35     56.57          5.22  50.4      100
50.01 - 55.00                 30.04                 4.825      719    74.62    74.02     54.67          8.02  47.3      100
55.01 >=                        2.8                 5.197      674    55.11     55.1       2.8          97.2     0      100


DTI                          Silent 2nd   Simult 2nd
--------------------------   -----------------------
<= 20.00                            43.93      43.93
20.01 - 25.00                       24.35      24.35
25.01 - 30.00                       49.29      49.29
30.01 - 35.00                       43.14      43.14
35.01 - 40.00                       44.73      44.73
40.01 - 45.00                       53.02      53.02
45.01 - 50.00                       51.68      51.68
50.01 - 55.00                          45         45
55.01 >=                              2.8        2.8